UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21686
Oppenheimer Portfolio Series

(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: January 31
Date of reporting period: 01/31/2009

Item 1. Reports to Stockholders.

January 31, 2009

Conservative Investor Fund

A Series of Oppenheimer Portfolio Series

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Fund holdings and allocations are subject to change. Percentages are as of January 31, 2009, and are based on the total market value of investments.
9 | CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended January 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For its fiscal year ending January 31, 2009, the Fund’s Class A shares (without sales charge) returned —38.15% and underperformed the Barclays Capital Aggregate Bond Index, which returned 2.59%. The S&P 500 Index, by comparison, returned —38.63%. We attribute the underperformance during the reporting period to poor performance of the Fund’s largest underlying holding, Oppenheimer Core Bond Fund, which at period end accounted for approximately one-third of the Fund’s net assets.
     The Fund’s largest holding at period end, Oppenheimer Core Bond Fund’s Class Y shares, substantially underperformed the fixed-income benchmark with a return of —38.72% during the reporting period. An unprecedented and unanticipated widening of credit spreads of mortgage-backed securities over Treasury securities, which accelerated during the month of November 2008, had a negative impact on the underlying fund’s positions in total return swaps in the commercial mortgage-backed securities (CMBS) sector. Second, the historical correlation between highly rated securities and Treasuries and investor behavior in past economic crises did not occur in this one. Accordingly, amidst the difficult financial conditions, in a flight to quality, investors flocked to U.S. Treasury securities and not to highly-rated non-Treasury securities, such as the ones the underlying fund held, which also contributed to the poor performance. Third, liquidity virtually disappeared as the markets in mortgage-related instruments effectively shut down. Rather than continuing to expand their positions, traditional financial intermediaries began aggressively shrinking their balance sheets, severely limiting the ability of the underlying fund’s portfolio team to either scale back or hedge away portfolio holdings that detracted from performance, which had a negative impact. These events contributed to a significant decline in the underlying fund’s performance during the reporting period (and especially in the fourth quarter).
     Oppenheimer Core Bond Fund’s performance was also hurt by credit default swaps it had entered into in various sectors (such as the financial and auto-related sectors), as well as certain investments in high-yield debt of auto-related companies and auto-financing entities. Within the challenging constraints of the limited liquidity in the market, the portfolio managers of this underlying fund moved to adjust the positions in total return swaps in the CMBS sector. Conservative Investor Fund’s second largest holding, Oppenheimer Limited-Term Government Fund’s Class Y shares returned —6.45% and underperformed its benchmark. Similar to Oppenheimer Core Bond Fund, investments in areas such as mortgage-related securities, both CMBS and mortgage-backed securities
10 | CONSERVATIVE INVESTOR FUND

(MBS) accounted for most of the underperformance of Oppenheimer Limited-Term Government Fund versus its benchmark.
     The Fund’s third largest holding, Oppenheimer International Bond Fund’s Class Y shares, returned —7.03%. The underlying fund proved to be vulnerable to the credit and economic crises due to its longstanding emphasis on bonds and investments linked to the currencies of emerging markets, which led to its underperformance versus its benchmark. Some of the markets that previously had been most supportive of the underlying fund’s returns, such as Brazil and Russia, became some of the harder hit areas during the ensuing market turbulence. On the other hand, Mexico’s debt and currency held up relatively well due to its proactive monetary policy, and Turkey benefited from lower oil prices as commodity prices moderated over the second half of the year. Despite the benefits that derived from underweight exposure to high yield bonds, the underlying fund’s results in the sector suffered due to its security selection strategy, which emphasized MBS and corporate bonds from issuers in the financials sector. An overweight position in CMBS proved especially detrimental when these securities declined sharply in the fall amid economic concerns. As mentioned previously, the unprecedented and unanticipated widening of credit spreads of MBS over Treasury securities, which accelerated during the month of November 2008, had a negative impact on the underlying fund’s position in total return swaps in the CMBS sector. The underlying fund’s performance also was hindered by an underweight position in U.S. government securities.
     The Fund had relatively small allocations, roughly 6% or smaller to several other underlying equity and fixed-income funds. Oppenheimer Value Fund’s Class Y shares returned —39.64%. The underlying fund outperformed the Russell 1000 Value Index, which returned —41.78%. The underlying fund outperformed its index in the financials, health care, industrials, materials and information technology sectors, while underperforming in the energy, consumer discretionary, consumer staples and telecommunication services sectors. The energy sector was the area of largest underperformance versus the index, as the underlying fund was underweight some of the largest energy stocks, which had better relative performance.
     Oppenheimer Capital Appreciation Fund’s Class Y shares returned —42.03% during the reporting period. The underlying fund’s most disappointing relative returns stemmed from its holdings in the consumer discretionary, consumer staples and financials sectors. Consumer stocks presented difficulties for the underlying fund as overextended consumers grappled to keep pace with rising energy, gas and food costs. Those concerns were further intensified by continued massive job layoffs. Several of the underlying fund’s largest holdings in consumer discretionary, in particular, were hard-hit, while the same story was true for several financial stocks.
11 | CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
     Oppenheimer Main Street Fund’s Class Y shares also had a difficult reporting period, with a return of —39.22%, as compared to the S&P 500 Index’s —38.63%. Over the course of the reporting period, the underlying fund gradually began to shift its average market capitalization toward the smaller end of the spectrum. This shift helped support the underlying fund’s relative performance in the second quarter of 2008, but detracted in the third and fourth quarters as the financial crisis intensified. An overweight position in the consumer discretionary sector and an emphasis on smaller stocks detracted from relative performance. Underweight exposure to the traditionally defensive health care sector also hampered results, as did a focus on managed care companies. In contrast, by summer, 2008, the underlying fund held few of the major securities at the epicenter of the financial crisis, and mitigated losses by selling its position in firms such as Lehman Brothers before it declared bankruptcy in September 2008.
     In terms of global equities, the Fund had an allocation to Oppenheimer Global Fund’s Class Y shares, which returned —40.85%, somewhat better than the MSCI World Index’s return of —41.43%, but reflecting the extremely difficult period for global equity stocks. The Fund had smaller allocations, under 4.5%, to a few specialty areas, such as Oppenheimer Real Estate Fund, Oppenheimer Commodity Strategy Total Return Fund and Oppenheimer Champion Income Fund, which detracted from overall Fund performance.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until January 31, 2009. Performance is measured from the inception of the Classes on April 5, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Aggregate Bond Index and the S&P 500 Index. The Barclays Capital Aggregate Bond Index (formerly known as the “Lehman Brothers Aggregate Bond Index”) is an unmanaged, broad-based index of investment grade corporate debt. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices .
12 | CONSERVATIVE INVESTOR FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
13 | CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | CONSERVATIVE INVESTOR FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
15 | CONSERVATIVE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | CONSERVATIVE INVESTOR FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
17 | CONSERVATIVE INVESTOR FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 4/5/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
18 | CONSERVATIVE INVESTOR FUND

Class Y shares of the Fund were first publicly offered on 4/5/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
19 | CONSERVATIVE INVESTOR FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
20 | CONSERVATIVE INVESTOR FUND

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	August 1, 2008	January 31, 2009	January 31, 2009

Actual
Class A	$1,000.00	$632.60	$1.77

Class B	1,000.00	630.50	5.43

Class C	1,000.00	629.80	5.22

Class N	1,000.00	630.70	3.37

Class Y	1,000.00	634.30	0.41

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.97	2.19

Class B	1,000.00	1,018.50	6.72

Class C	1,000.00	1,018.75	6.46

Class N	1,000.00	1,021.01	4.17

Class Y	1,000.00	1,024.63	0.51
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding all underlying expenses, based on the 6-month period ended January 31, 2009 are as follows:

Class	Expense Ratios

Class A	0.43%

Class B	1.32

Class C	1.27

Class N	0.82

Class Y	0.10
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
21 | CONSERVATIVE INVESTOR FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
22 | CONSERVATIVE INVESTOR FUND

STATEMENT OF INVESTMENTS January 31, 2009

	Shares	Value

Investment Companies—100.3%[1]
Alternative Investment Funds—7.5%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	3,124,062	$8,778,613
Oppenheimer Real Estate Fund, Cl. Y	1,285,658	12,573,736

		21,352,349

Fixed Income Funds—71.4%
Oppenheimer Champion Income Fund, Cl. Y	7,100,439	11,928,737
Oppenheimer Core Bond Fund, Cl. Y	16,515,487	95,459,517
Oppenheimer International Bond Fund, Cl. Y	3,991,455	22,751,292
Oppenheimer Limited-Term Government Fund, Cl. Y	8,315,752	73,760,721

		203,900,267

Global Equity Fund—5.3%
Oppenheimer Global Fund, Cl. Y	429,928	15,064,658
U.S. Equity Funds—16.1%
Oppenheimer Capital Appreciation Fund, Cl. Y2	525,551	14,699,677
Oppenheimer Main Street Fund, Cl. Y	779,922	15,902,599
Oppenheimer Value Fund, Cl. Y	1,085,665	15,503,305

		46,105,581

Total Investments, at Value (Cost $457,835,036)	100.3%	286,422,855
Liabilities in Excess of Other Assets	(0.3)	(944,353)

Net Assets	100.0%	$285,478,502

Footnotes to Statement of Investments
1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	January 31, 2008	Additions	Reductions	January 31, 2009

Oppenheimer Capital Appreciation Fund, Cl. Y	430,901	163,133	68,483	525,551
Oppenheimer Champion Income Fund, Cl. Y	4,973,921	3,606,680	1,480,162	7,100,439
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	3,003,733	1,182,059	1,061,730	3,124,062
Oppenheimer Core Bond Fund, Cl. Y	12,965,949	5,449,139	1,899,601	16,515,487
Oppenheimer Global Fund, Cl. Y	300,157	179,842	50,071	429,928
Oppenheimer Institutional Money Market Fund, Cl. E	1,112,684	64,070,586	65,183,270	—
Oppenheimer International Bond Fund, Cl. Y	3,634,483	1,285,099	928,127	3,991,455
Oppenheimer Limited-Term Government Fund, Cl.Y	6,837,271	2,506,197	1,027,716	8,315,752
Oppenheimer Main Street Fund, Cl. Y	588,201	285,097	93,376	779,922
Oppenheimer Real Estate Fund, Cl. Y	942,921	515,150	172,413	1,285,658
Oppenheimer Value Fund, Cl. Y	818,623	401,262	134,220	1,085,665
F1 | CONSERVATIVE INVESTOR FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Realized
	Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$14,699,677	$—	$1,404,044
Oppenheimer Champion Income Fund, Cl. Y	11,928,737	143,112	8,691,789
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	8,778,613	903,472	1,442,604
Oppenheimer Core Bond Fund, Cl. Y	95,459,517	713,699	3,896,540
Oppenheimer Global Fund, Cl. Y	15,064,658	463,363	1,717,903
Oppenheimer Institutional Money Market Fund, Cl. E	—	12,380	—
Oppenheimer International Bond Fund, Cl. Y	22,751,292	1,405,720	160,866
Oppenheimer Limited-Term Government Fund, Cl. Y	73,760,721	3,290,052	530,866
Oppenheimer Main Street Fund, Cl. Y	15,902,599	395,418	1,806,035
Oppenheimer Real Estate Fund, Cl. Y	12,573,736	402,439	1,979,881
Oppenheimer Value Fund, Cl. Y	15,503,305	383,175	1,690,767

	$286,422,85	8,112,830	$23,321,295

Tax Return of Capital[a]		(902,580)

		$7,210,250

a. During the Fund’s current fiscal year, a portion of the calendar year 2008 distributions it received from the Class Y shares of Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund and Oppenheimer Limited-Term Government Fund were determined to be tax return of capital distributions. The character of these distributions was determined in accordance with income tax regulations and is based on the calendar year, which differs from the Fund’s fiscal year. The negative amount disclosed was originally estimated as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current fiscal year.
2. Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of January 31, 2009:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$286,422,855	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$286,422,855	$—

*  Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F2 | CONSERVATIVE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2009

Assets
Investments, at value—see accompanying statement of investments— affiliated companies (cost $457,835,036)	$286,422,855
Receivables and other assets:
Dividends	1,245,015
Shares of beneficial interest sold	542,322
Investments sold	275,889
Other	11,099

Total assets	288,497,180

Liabilities
Bank overdraft	283,654
Payables and other liabilities:
Investments purchased	1,291,126
Shares of beneficial interest redeemed	1,231,925
Distribution and service plan fees	61,323
Transfer and shareholder servicing agent fees	49,377
Shareholder communications	42,726
Trustees’ compensation	20,704
Other	37,843

Total liabilities	3,018,678
Net Assets	$285,478,502

Composition of Net Assets
Par value of shares of beneficial interest	$45,960
Additional paid-in capital	480,478,840
Accumulated net investment loss	(19,953)
Accumulated net realized loss on investments	(23,614,164)
Net unrealized depreciation on investments	(171,412,181)

Net Assets	$285,478,502

F3 | CONSERVATIVE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $138,965,164 and 22,298,876 shares of beneficial interest outstanding)	$6.23
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$6.61

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,820,749 and 4,167,523 shares of beneficial interest outstanding)	$6.20

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $73,345,580 and 11,863,295 shares of beneficial interest outstanding)	$6.18

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,872,056 and 7,554,198 shares of beneficial interest outstanding)	$6.20

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $474,953 and 76,015 shares of beneficial interest outstanding)	$6.25
See accompanying Notes to Financial Statements.
F4 | CONSERVATIVE INVESTOR FUND

STATEMENT OF OPERATIONS For the Year Ended January 31, 2009

Investment Income
Dividends from affiliated companies	$7,210,250
Interest	10,669
Other income	2,752

Total investment income	7,223,671

Expenses
Distribution and service plan fees:
Class A	487,840
Class B	355,213
Class C	1,010,723
Class N	298,340
Transfer and shareholder servicing agent fees:
Class A	215,365
Class B	61,030
Class C	158,787
Class N	139,927
Class Y	447
Shareholder communications:
Class A	47,017
Class B	20,069
Class C	32,288
Class N	5,158
Class Y	57
Trustees’ compensation	15,969
Custodian fees and expenses	2,513
Other	48,529

Total expenses	2,899,272
Less reduction to custodian expenses	(108)
Less waivers and reimbursements of expenses	(3,462)

Net expenses	2,895,702

Net Investment Income	4,327,969

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	(23,321,295)
Distributions received from affiliated companies	1,349,699

Net realized loss	(21,971,596)
Net change in unrealized depreciation on investments	(164,483,933)

Net Decrease in Net Assets Resulting from Operations	$(182,127,560)

See accompanying Notes to Financial Statements.
F5 | CONSERVATIVE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31,	2009	2008

Operations
Net investment income	$4,327,969	$13,616,741
Net realized gain (loss)	(21,971,596)	3,794,075
Net change in unrealized depreciation	(164,483,933)	(12,522,384)

Net increase (decrease) in net assets resulting from operations	(182,127,560)	4,888,432

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,754,079)	(7,251,696)
Class B	(244,414)	(1,017,520)
Class C	(698,606)	(3,039,227)
Class N	(706,122)	(1,836,835)
Class Y	(14,207)	(29,725)

	(4,417,428)	(13,175,003)

Distributions from net realized gain:
Class A	(2,277,772)	(1,026,863)
Class B	(441,170)	(175,905)
Class C	(1,238,888)	(509,106)
Class N	(743,045)	(274,075)
Class Y	(9,471)	(3,952)

	(4,710,346)	(1,989,901)

Tax return of capital distribution from net realized gain:
Class A	(4,172,378)	—
Class B	(808,126)	—
Class C	(2,269,370)	—
Class N	(1,361,095)	—
Class Y	(17,350)	—

	(8,628,319)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	38,886,166	93,910,947
Class B	9,106,129	13,829,566
Class C	25,989,809	50,792,318
Class N	18,517,944	39,096,928
Class Y	348,112	504,155

	92,848,160	198,133,914

Net Assets
Total increase (decrease)	(107,035,493)	187,857,442
Beginning of period	392,513,995	204,656,553

End of period (including accumulated net investment income (loss) of $(19,953) and $152,487, respectively)	$285,478,502	$392,513,995

See accompanying Notes to Financial Statements.
F6 | CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$10.75	$10.93	$10.53	$10.00

Income (loss) from investment operations:
Net investment income[2]	.13	.55	.46	.38
Net realized and unrealized gain (loss)	(4.21)	(.24)	.29	.33

Total from investment operations	(4.08)	.31	.75	.71

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.43)	(.33)	(.18)
Distributions from net realized gain	(.11)	(.06)	(.02)	—
Tax return of capital distribution from net realized gain	(.20)	—	—	—

Total dividends and/or distributions to shareholders	(.44)	(.49)	(.35)	(.18)

Net asset value, end of period	$6.23	$10.75	$10.93	$10.53

Total Return, at Net Asset Value[3]	(38.15)%	2.81%	7.11%	7.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,965	$199,125	$110,378	$46,318

Average net assets (in thousands)	$196,986	$154,289	$76,542	$21,844

Ratios to average net assets:[4]
Net investment income	1.42%	4.93%	4.24%	4.50%
Total expenses[5]	0.40%	0.35%	0.38%	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.40%	0.35%	0.38%	0.51%

Portfolio turnover rate	14%	10%	5%	11%

1. For the period from April 5, 2005 (commencement of operations) to January 31, 2006.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	0.95%
Year Ended January 31, 2008	0.91%
Year Ended January 31, 2007	0.98%
Period Ended January 31, 2006	1.19%
See accompanying Notes to Financial Statements.
F7 | CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$10.67	$10.87	$10.49	$10.00

Income (loss) from investment operations:
Net investment income[2]	.06	.44	.36	.32
Net realized and unrealized gain (loss)	(4.16)	(.22)	.30	.32

Total from investment operations	(4.10)	.22	.66	.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)	(.36)	(.26)	(.15)
Distributions from net realized gain	(.11)	(.06)	(.02)	—
Tax return of capital distribution from net realized gain	(.20)	—	—	—

Total dividends and/or distributions to shareholders	(.37)	(.42)	(.28)	(.15)

Net asset value, end of period	$6.20	$10.67	$10.87	$10.49

Total Return, at Net Asset Value[3]	(38.61)%	1.93%	6.28%	6.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,821	$35,068	$21,991	$9,163

Average net assets (in thousands)	$35,491	$27,664	$15,882	$4,018

Ratios to average net assets:[4]
Net investment income	0.62%	4.01%	3.36%	3.74%
Total expenses[5]	1.25%	1.18%	1.23%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.18%	1.23%	1.34%

Portfolio turnover rate	14%	10%	5%	11%

1. For the period from April 5, 2005 (commencement of operations) to January 31, 2006.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.80%
Year Ended January 31, 2008	1.74%
Year Ended January 31, 2007	1.83%
Period Ended January 31, 2006	2.05%
See accompanying Notes to Financial Statements.
F8 | CONSERVATIVE INVESTOR FUND

Class C Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$10.64	$10.85	$10.48	$10.00

Income (loss) from investment operations:
Net investment income[2]	.06	.46	.37	.32
Net realized and unrealized gain (loss)	(4.15)	(.24)	.29	.31

Total from investment operations	(4.09)	.22	.66	.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)	(.37)	(.27)	(.15)
Distributions from net realized gain	(.11)	(.06)	(.02)	—
Tax return of capital distribution from net realized gain	(.20)	—	—	—

Total dividends and/or distributions to shareholders	(.37)	(.43)	(.29)	(.15)

Net asset value, end of period	$6.18	$10.64	$10.85	$10.48

Total Return, at Net Asset Value[3]	(38.62)%	1.94%	6.28%	6.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,346	$98,955	$50,876	$19,145

Average net assets (in thousands)	$100,987	$74,109	$35,277	$7,647

Ratios to average net assets:[4]
Net investment income	0.65%	4.15%	3.46%	3.78%
Total expenses[5]	1.21%	1.15%	1.19%	1.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.15%	1.19%	1.33%

Portfolio turnover rate	14%	10%	5%	11%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.76%
Year Ended January 31, 2008	1.71%
Year Ended January 31, 2007	1.79%
Period Ended January 31, 2006	2.02%
See accompanying Notes to Financial Statements.
F9 | CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$10.70	$10.90	$10.51	$10.00

Income (loss) from investment operations:
Net investment income[2]	.10	.53	.44	.41
Net realized and unrealized gain (loss)	(4.19)	(.26)	.28	.28

Total from investment operations	(4.09)	.27	.72	.69

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.41)	(.31)	(.18)
Distributions from net realized gain	(.11)	(.06)	(.02)	—
Tax return of capital distribution from net realized gain	(.20)	—	—	—

Total dividends and/or distributions to shareholders	(.41)	(.47)	(.33)	(.18)

Net asset value, end of period	$6.20	$10.70	$10.90	$10.51

Total Return, at Net Asset Value[3]	(38.40)%	2.43%	6.84%	6.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,872	$58,762	$21,277	$7,569

Average net assets (in thousands)	$59,625	$37,891	$13,671	$2,231

Ratios to average net assets:[4]
Net investment income	1.09%	4.74%	4.08%	4.82%
Total expenses[5]	0.76%	0.66%	0.66%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.66%	0.66%	0.71%

Portfolio turnover rate	14%	10%	5%	11%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.31%
Year Ended January 31, 2008	1.22%
Year Ended January 31, 2007	1.26%
Period Ended January 31, 2006	1.38%
See accompanying Notes to Financial Statements.
F10 | CONSERVATIVE INVESTOR FUND

Class Y Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$10.79	$10.96	$10.54	$10.00

Income (loss) from investment operations:
Net investment income[2]	.18	.64	.49	.38
Net realized and unrealized gain (loss)	(4.25)	(.29)	.30	.35

Total from investment operations	(4.07)	.35	.79	.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.46)	(.35)	(.19)
Distributions from net realized gain	(.11)	(.06)	(.02)	—
Tax return of capital distribution from net realized gain	(.20)	—	—	—

Total dividends and/or distributions to shareholders	(.47)	(.52)	(.37)	(.19)

Net asset value, end of period	$6.25	$10.79	$10.96	$10.54

Total Return, at Net Asset Value[3]	(37.92)%	3.15%	7.50%	7.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$475	$604	$135	$96

Average net assets (in thousands)	$732	$385	$127	$71

Ratios to average net assets:[4]
Net investment income	1.95%	5.70%	4.57%	4.42%
Total expenses[5]	0.09%	0.01%	0.06%	0.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.09%	0.01%	0.06%	0.25%

Portfolio turnover rate	14%	10%	5%	11%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	0.64%
Year Ended January 31, 2008	0.57%
Year Ended January 31, 2007	0.66%
Period Ended January 31, 2006	0.96%
See accompanying Notes to Financial Statements.
F11 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Conservative Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek current income with a secondary objective of long-term growth of capital. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in
F12 | CONSERVATIVE INVESTOR FUND

pricing an asset or liability are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. Prior to June 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F13 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$ —	$—	$1,046,694	$193,979,653

1.	As of January 31, 2009, the Fund had $1,046,694 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

2.	During the fiscal year ended January 31, 2009, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended January 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for January 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated Net
Reduction	Net Investment	Realized Loss
to Paid-in Capital	Income	on Investments

$ 8,628,319	$82,981	$8,711,300
F14 | CONSERVATIVE INVESTOR FUND

The tax character of distributions paid during the years ended January 31, 2009 and January 31, 2008 was as follows:

	Year Ended	Year Ended
	January 31, 2009	January 31, 2008

Distributions paid from:
Ordinary income	$5,728,408	$14,107,188
Long-term capital gain	3,399,366	1,057,716
Return of capital	8,628,319	—

Total	$17,756,093	$15,164,904

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$480,402,508

Gross unrealized appreciation	$12,713,171
Gross unrealized depreciation	(206,692,824)

Net unrealized depreciation	$(193,979,653)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,716
Payments Made to Retired Trustees	1,501
Accumulated Liability as of January 31, 2009	14,982
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s
F15 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F16 | CONSERVATIVE INVESTOR FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2009		Year Ended January 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	12,590,884	$119,681,600	12,148,307	$135,563,875
Dividends and/or distributions reinvested	1,303,061	8,482,504	690,645	7,559,691
Redeemed	(10,125,570)	(89,277,938)	(4,406,363)	(49,212,619)

Net increase	3,768,375	$38,886,166	8,432,589	$93,910,947

Class B
Sold	2,747,189	$26,289,184	2,029,631	$22,343,722
Dividends and/or distributions reinvested	221,213	1,433,481	105,016	1,140,471
Redeemed	(2,088,171)	(18,616,536)	(870,723)	(9,654,627)

Net increase	880,231	$9,106,129	1,263,924	$13,829,566

Class C

Sold	7,218,010	$67,716,137	6,283,929	$69,461,639
Dividends and/or distributions reinvested	596,938	3,862,192	294,395	3,191,243
Redeemed	(5,248,052)	(45,588,520)	(1,969,339)	(21,860,564)

Net increase	2,566,896	$25,989,809	4,608,985	$50,792,318

Class N
Sold	4,812,495	$44,369,400	5,418,049	$60,119,664
Dividends and/or distributions reinvested	362,092	2,349,771	166,742	1,815,822
Redeemed	(3,113,316)	(28,201,227)	(2,044,399)	(22,838,558)

Net increase	2,061,271	$18,517,944	3,540,392	$39,096,928

Class Y
Sold	96,393	$986,533	70,557	$802,208
Dividends and/or distributions reinvested	6,276	40,981	2,971	32,626
Redeemed	(82,617)	(679,402)	(29,847)	(330,679)

Net increase	20,052	$348,112	43,681	$504,155

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended January 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$154,754,488	$53,473,852
F17 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF as a percent of average daily net assets of the Fund for the year ended January 31, 2009 was 0.49%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended January 31, 2009, the Fund paid $548,146 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
F18 | CONSERVATIVE INVESTOR FUND

Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $484,214, $924,305 and $831,910, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

January 31, 2009	$372,115	$5,349	$167,531	$30,537	$3,323

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that “Total expenses” as a percentage of average daily net assets will not exceed the following annual rates: 1.25%, 2.00%, 2.00%, 1.50% and 1.00%, for Class A, Class B, Class C, Class N and Class Y, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended January 31, 2009, OFS waived $3,286 for Class N shares. This undertaking may be amended or withdrawn at any time.
     Prior to June 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended January 31, 2009, the Manager waived $176 for IMMF management fees.
5. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses
F19 | CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Recent Accounting Pronouncement Continued
derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F20 | CONSERVATIVE INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Conservative Investor Fund, (one of the portfolios constituting the Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Conservative Investor Fund as of January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
March 16, 2009
F21 | CONSERVATIVE INVESTOR FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
F22 | CONSERVATIVE INVESTOR FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.0785 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 31, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2009 which are not designated as capital gain distributions should be multiplied by 15.20% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $1,250,343 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2009, $6,456 or 0.15% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $1,142,681 or 11.52% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | CONSERVATIVE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
24 | CONSERVATIVE INVESTOR FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rudi Schadt, Jerry Webman, Kurt Wolfgruber, Christopher Leavy and Alex Kurinets, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation conservative funds including fund of funds advised by other investment advisers. The Board noted that the Fund’s one-year and since inception performance were better than its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other mixed-asset target allocation conservative funds of funds and other passively managed affiliated funds of funds with comparable asset levels and distribution features. The Board also noted that
25 | CONSERVATIVE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
the Manager has agreed to voluntarily limit the aggregate amount of combined direct (fund of funds level) and indirect (Underlying Fund level) expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 1.50% for Class N and 1.00% for Class Y. The Manager may modify or terminate this undertaking at any time without notice to shareholders. The Board noted that the Fund’s total expenses (direct and indirect) are lower than its peer group median.
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
26 | CONSERVATIVE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
27 | CONSERVATIVE INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995—December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004—2007); Special Limited Partner of Odyssey Investment Partners, LLC
(private equity investment) (January 1999—September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004—2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004—2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993—2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993—2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993—2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993—2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995—2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985—1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977—1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974—1977), Assistant Treasurer (1972—1974) and Director of Corporate Taxes (1969—1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967—1969), Tax Senior (1965—1967) and Staff Accountant (1963—1965); United States Marine Corps (1957—1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991—August 2006); President of the Investment Company Institute (trade association) (October 1991—June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991—June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
28 | CONSERVATIVE INVESTOR FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2005) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991—2004); Director of Bankers Trust New York Corporation (1994—1999); Provost at Duke University (1983—1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2005) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998—February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2005) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002—2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998—December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2005) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969—March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970—1976). Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (1996—2008); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994—December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.
29 | CONSERVATIVE INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Peter I. Wold, Trustee (since 2005) Age: 61	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996—2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993—1999); and Director of PacifiCorp. (electric utility) (1995—1999). Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281—1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2005) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001—December 2008); President of the Manager (September 2000—February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001—December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Webman, Wolfgruber and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281—1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112—3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Dr. Jerry Webman, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 59	Chief Economist of the Manager (since 2006); Senior Vice President (since February 1996), Senior Investment Officer (since 1997) and Director of the Manager’s Fixed Income Investments (1997—December 2008); Senior Vice President (since May 1999) of HarbourView Asset Management Corporation. A portfolio manager and officer of 11 other portfolios in the OppenheimerFunds complex.
30 | CONSERVATIVE INVESTOR FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Kurt Wolfgruber, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 58	President (since March 2007) and Chief Investment Officer and Director (since July 2003) of the Manager; Executive Vice President of the Manager (March 2003—March 2007); Director of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc. (since June 2003) and of Tremont Capital Management, Inc. (since October 2001). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997—February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999—June 2008), OFI Private Investments, Inc. (March 2000—June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999—June 2008), Centennial Asset Management Corporation (March 1999—October 2003) and OppenheimerFunds Legacy Program (April 2000—June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2005) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985—December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Trustees and is available without charge upon request, by calling 1.800.525.7048.
31 | CONSERVATIVE INVESTOR FUND

January 31, 2009

Moderate Investor Fund

A Series of Oppenheimer Portfolio Series

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Fund holdings and allocations are subject to change. Percentages are as of January 31, 2009, and are based on the total market value of investments.
9 | MODERATE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended January 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For its fiscal year ending January 31, 2009, the Fund’s Class A shares (without sales charge) returned -40.17% and underperformed its equity benchmark, the S&P 500 Index, which returned -38.63%, as well as its fixed-income benchmark, the Barclays Capital Aggregate Bond Index, which returned 2.59%. We attribute the underperformance during the reporting period to poor performance of the Fund’s largest underlying holding, Oppenheimer Core Bond Fund, which at period end accounted for approximately one-fifth of the Fund’s net assets, as well as a difficult period for several of the Fund’s underlying equity funds.
     The Fund’s largest holding at period end, Oppenheimer Core Bond Fund’s Class Y shares, substantially underperformed the fixed-income benchmark with a return of -38.72%. An unprecedented and unanticipated widening of credit spreads of mortgage-backed securities over Treasury securities, which accelerated during the month of November 2008, had a negative impact on the underlying fund’s positions in total return swaps in the commercial mortgage-backed securities (CMBS) sector. Second, the historical correlation between highly rated securities and Treasuries and investor behavior in past economic crises did not occur in this one. Accordingly, amidst the difficult financial conditions, in a flight to quality, investors flocked to U.S. Treasury securities and not to highly-rated non-Treasury securities, such as the ones the underlying fund held, which also contributed to the poor performance. Third, liquidity virtually disappeared as the markets in mortgage-related instruments effectively shut down. Rather than continuing to expand their positions, traditional financial intermediaries began aggressively shrinking their balance sheets, severely limiting the ability of the underlying fund’s portfolio team to either scale back or hedge away portfolio holdings that detracted from performance, which had a negative impact. These events contributed to the significant decline in the underlying fund’s net asset value during the period (and especially in the fourth quarter).
     The underlying fund’s performance was also hurt by credit default swaps it had entered into in various sectors (such as the financial and auto-related sectors), as well as certain investments in high-yield debt of auto-related companies and auto-financing entities. Within the challenging constraints of the limited liquidity in the market, the portfolio managers of Oppenheimer Core Bond Fund moved to adjust the positions in total return swaps in the CMBS sector and to seek liquidity to position the fund to deal with the effect of ongoing volatility. The Fund’s second largest holding, Oppenheimer Limited-Term Government Fund’s Class Y shares returned -6.45% and underperformed its benchmark. Nevertheless, the
10 | MODERATE INVESTOR FUND

underlying fund helped relative Fund performance. Similar to Oppenheimer Core Bond Fund, investments in areas such as mortgage-related securities, both CMBS and mortgage-backed securities (MBS) accounted for most of the underperformance of Oppenheimer Limited-Term Government Fund versus its benchmark.
     The Fund’s third largest holding, Oppenheimer Main Street Fund’s Class Y shares, also had a difficult reporting period, with a return of -39.22%, as compared to the S&P 500 Index’s -38.63%. Over the course of the reporting period, the underlying fund gradually began to shift its average market capitalization toward the smaller end of the spectrum. This shift helped support the underlying fund’s relative performance in the second quarter of the year, but detracted in the third and fourth quarters as the financial crisis intensified. An overweight position in the consumer discretionary sector and an emphasis on smaller stocks detracted from relative performance. Underweight exposure to the traditionally defensive health care sector also hampered results, as did a focus on managed care companies. In contrast, by summer, 2008, the underlying fund held few of the major securities at the epicenter of the financial crisis, and mitigated losses by selling its position in firms such as Lehman Brothers before it declared bankruptcy in September 2008.
     The Fund’s next largest holding, Oppenheimer Value Fund’s Class Y shares, returned -39.64% during the reporting period. The underlying fund outperformed the Russell 1000 Value Index, which returned -41.78%. The underlying fund outperformed its index in the financials, health care, industrials, materials and information technology sectors, while underperforming in the energy, consumer discretionary, consumer staples and telecommunication services sectors. The energy sector was the area of largest underperformance versus the index, as the underlying fund was underweight some of the largest energy stocks, which had better relative performance.
     In terms of global equities, the Fund had an approximately 10% allocation to Oppenheimer Global Fund’s Class Y shares, which returned -40.85% during the reporting period, somewhat better than the MSCI World Index’s return of -41.43%, but reflecting the extremely difficult period for global equity stocks. Oppenheimer Capital Appreciation Fund’s Class Y shares, which also accounted for approximately 10% of the Fund’s net assets, returned -42.03% during the reporting period. The underlying fund’s most disappointing relative returns stemmed from its holdings in the consumer discretionary, consumer staples and financials sectors. Consumer stocks presented difficulties for the underlying fund as overextended consumers grappled to keep pace with rising energy, gas and food costs. Those concerns were further intensified by continued massive job layoffs. Several of the underlying fund’s largest holdings in consumer discretionary, in particular, were hard-hit.
11 | MODERATE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
     Oppenheimer International Bond Fund’s Class Y shares returned -7.03% during the reporting period. Some of the emerging markets that previously had been most supportive of the underlying fund’s returns, such as Brazil and Russia, became some of the harder hit areas during the ensuing market turbulence. On the other hand, Mexico’s debt and currency held up relatively well due to its proactive monetary policy, and Turkey benefited from lower oil prices as commodity prices moderated over the second half of the year. An overweight position in CMBS proved especially detrimental when these securities declined sharply in the fall amid economic concerns. As mentioned previously, the unprecedented and unanticipated widening of credit spreads of MBS over Treasury securities, which accelerated during the month of November 2008, had a negative impact on the underlying fund’s position in total return swaps in the CMBS sector. The underlying fund’s performance also was hindered by an underweight position in U.S. government securities.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until January 31, 2009. Performance is measured from the inception of the Classes on April 5, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays Capital Aggregate Bond Index. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. The Barclays Capital Aggregate Bond Index (formerly known as the “Lehman Brothers Aggregate Bond Index”) is an unmanaged broad-based index of investment grade corporate debt. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
12 | MODERATE INVESTOR FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1–year period. There is no sales charge for Class Y shares. See page 18 for further information.
13 | MODERATE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | MODERATE INVESTOR FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
15 | MODERATE INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | MODERATE INVESTOR FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1—year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1—year period. There is no sales charge for Class Y shares. See page 18 for further information.
17 | MODERATE INVESTOR FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1—year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1—year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 4/5/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1—year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
18 | MODERATE INVESTOR FUND

Class Y shares of the Fund were first publicly offered on 4/5/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
19 | MODERATE INVESTOR FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described
20 | MODERATE INVESTOR FUND

in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	August 1, 2008	January 31, 2009	January 31, 2009

Actual
Class A	$1,000.00	$618.00	$1.91

Class B	1,000.00	615.00	5.46

Class C	1,000.00	614.80	5.09

Class N	1,000.00	616.60	2.97

Class Y	1,000.00	619.50	0.37

Hypothetical (5% return before expenses)

Class A	1,000.00	1,022.77	2.39

Class B	1,000.00	1,018.40	6.82

Class C	1,000.00	1,018.85	6.36

Class N	1,000.00	1,021.47	3.72

Class Y	1,000.00	1,024.68	0.46
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding all underlying fund expenses, based on the 6-month period ended January 31, 2009 are as follows:

Class	Expense Ratios

Class A	0.47%

Class B	1.34

Class C	1.25

Class N	0.73

Class Y	0.09
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
21 | MODERATE INVESTOR FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
22 | MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS January 31, 2009

	Shares	Value

Investment Companies—100.3%[1]
Alternative Investment Funds—7.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	7,049,222	$19,808,315
Oppenheimer Real Estate Fund, Cl. Y	2,860,717	27,977,811

		47,786,126

Fixed Income Funds—47.7%
Oppenheimer Champion Income Fund, Cl. Y	15,642,337	26,279,125
Oppenheimer Core Bond Fund, Cl. Y	24,266,078	140,257,933
Oppenheimer International Bond Fund, Cl. Y	8,723,767	49,725,492
Oppenheimer Limited-Term Government Fund, Cl. Y	11,740,378	104,137,148

		320,399,698

Global Equity Fund—9.9%
Oppenheimer Global Fund, Cl. Y	1,901,836	66,640,315

U.S. Equity Funds—35.6%
Oppenheimer Capital Appreciation Fund, Cl. Y2	2,332,832	65,249,319
Oppenheimer Main Street Fund, Cl. Y	3,447,496	70,294,440
Oppenheimer Main Street Opportunity Fund, Cl. Y	4,525,577	34,801,687
Oppenheimer Value Fund, Cl. Y	4,800,853	68,556,184

		238,901,630

Total Investments, at Value (Cost $1,147,352,162)	100.3%	673,727,769
Liabilities in Excess of Other Assets	(0.3)	(2,232,281)

Net Assets	100.0%	$671,495,488

F1 | MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	January 31,	Gross	Gross	January 31,
	2008	Additions	Reductions	2009

Oppenheimer Capital Appreciation Fund, Cl. Y	1,971,338	496,812	135,318	2,332,832
Oppenheimer Champion Income Fund, Cl. Y	10,823,248	6,160,129	1,341,040	15,642,337
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	6,896,989	2,110,819	1,958,586	7,049,222
Oppenheimer Core Bond Fund, Cl. Y	19,762,236	6,230,019	1,726,177	24,266,078
Oppenheimer Global Fund, Cl. Y	1,368,498	633,220	99,882	1,901,836
Oppenheimer Institutional Money Market Fund, Cl. E	1,346,117	99,307,072	100,653,189	—
Oppenheimer International Bond Fund, Cl. Y	8,350,987	2,189,218	1,816,438	8,723,767
Oppenheimer Limited-Term Government Fund, Cl. Y	10,121,883	2,725,212	1,106,717	11,740,378
Oppenheimer Main Street Fund, Cl. Y	2,683,355	949,646	185,505	3,447,496
Oppenheimer Main Street Opportunity Fund, Cl. Y	3,514,973	1,256,136	245,532	4,525,577
Oppenheimer Real Estate Fund, Cl. Y	2,112,124	915,781	167,188	2,860,717
Oppenheimer Value Fund, Cl. Y	3,731,119	1,336,723	266,989	4,800,853

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$65,249,319	$—	$(2,841,606)
Oppenheimer Champion Income Fund, Cl. Y	26,279,125	313,445	(7,831,275)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	19,808,315	2,062,128	(955,520)
Oppenheimer Core Bond Fund, Cl. Y	140,257,933	1,046,628	(1,993,788)
Oppenheimer Global Fund, Cl. Y	66,640,315	2,050,501	(3,541,136)
Oppenheimer Institutional Money Market Fund, Cl. E	—	20,648	—
Oppenheimer International Bond Fund, Cl. Y	49,725,492	3,077,029	954
Oppenheimer Limited-Term Government Fund, Cl. Y	104,137,148	4,644,949	(368,490)
Oppenheimer Main Street Fund, Cl. Y	70,294,440	1,737,743	(3,675,097)
Oppenheimer Main Street Opportunity Fund, Cl. Y	34,801,687	613,432	(1,720,519)
Oppenheimer Real Estate Fund, Cl. Y	27,977,811	868,654	(1,919,871)
Oppenheimer Value Fund, Cl. Y	68,556,184	1,682,994	(3,488,416)

	$673,727,769	18,118,151	$(28,334,764)

Tax Return of Capital[a]		(1,598,223)

		$16,519,928

a.	During the Fund’s current fiscal year, a portion of the calendar year 2008 distributions it received from the Class Y shares of Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund and Oppenheimer Limited-Term Government Fund were determined to be tax return of capital distributions. The character of these distributions was determined in accordance with income tax regulations and is based on the calendar year, which differs from the Fund’s fiscal year. The negative amount disclosed was originally estimated as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current fiscal year.

2.	Non-income producing security.
F2 | MODERATE INVESTOR FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of January 31, 2009:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$673,727,769	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$673,727,769	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F3 | MODERATE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2009

Assets
Investments, at value—see accompanying statement of investments— affiliated companies (cost $1,147,352,162)	$673,727,769
Receivables and other assets:
Dividends	1,949,806
Shares of beneficial interest sold	613,469
Investments sold	552,319
Other	21,920

Total assets	676,865,283

Liabilities
Bank overdraft	563,808
Payables and other liabilities:
Shares of beneficial interest redeemed	2,320,454
Investments purchased	2,021,453
Distribution and service plan fees	144,266
Transfer and shareholder servicing agent fees	118,057
Shareholder communications	101,703
Trustees’ compensation	55,740
Other	44,314

Total liabilities	5,369,795

Net Assets	$671,495,488

Composition of Net Assets
Par value of shares of beneficial interest	$110,052
Additional paid-in capital	1,175,213,542
Accumulated net investment loss	(53,913)
Accumulated net realized loss on investments	(30,149,800)
Net unrealized depreciation on investments	(473,624,393)

Net Assets	$671,495,488

F4 | MODERATE INVESTOR FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $351,987,110 and 57,526,174 shares of beneficial interest outstanding)	$6.12
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$6.49

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $86,709,434 and 14,238,866 shares of beneficial interest outstanding)	$6.09

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $158,154,510 and 26,039,147 shares of beneficial interest outstanding)	$6.07

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $72,712,229 and 11,932,786 shares of beneficial interest outstanding)	$6.09

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,932,205 and 314,757 shares of beneficial interest outstanding)	$6.14
See accompanying Notes to Financial Statements.
F5 | MODERATE INVESTOR FUND

STATEMENT OF OPERATIONS For the Year Ended January 31, 2009

Investment Income
Dividends from affiliated companies	$16,519,928
Interest	24,092
Other income	10,653

Total investment income	16,554,673

Expenses
Distribution and service plan fees:
Class A	1,202,643
Class B	1,241,374
Class C	2,237,065
Class N	484,616
Transfer and shareholder servicing agent fees:
Class A	661,087
Class B	234,707
Class C	344,106
Class N	161,254
Class Y	784
Shareholder communications:
Class A	143,816
Class B	68,400
Class C	65,410
Class N	8,261
Class Y	48
Trustees’ compensation	40,442
Custodian fees and expenses	5,921
Other	63,061

Total expenses	6,962,995
Less reduction to custodian expenses	(58)
Less waivers and reimbursements of expenses	(390)

Net expenses	6,962,547

Net Investment Income	9,592,126

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	(28,334,764)
Distributions received from affiliated companies	5,700,657

Net realized loss	(22,634,107)
Net change in unrealized depreciation on investments	(438,463,404)

Net Decrease in Net Assets Resulting from Operations	$(451,505,385)

See accompanying Notes to Financial Statements.
F6 | MODERATE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31,	2009	2008

Operations
Net investment income	$9,592,126	$34,634,100
Net realized gain (loss)	(22,634,107)	21,604,558
Net change in unrealized depreciation	(438,463,404)	(60,182,411)

Net decrease in net assets resulting from operations	(451,505,385)	(3,943,753)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,918,084)	(18,904,451)
Class B	(663,729)	(4,112,456)
Class C	(1,370,649)	(7,591,061)
Class N	(1,182,089)	(3,249,986)
Class Y	(46,540)	(57,724)

	(10,181,091)	(33,915,678)
Distributions from net realized gain:
Class A	(13,680,792)	(3,981,106)
Class B	(3,412,475)	(1,073,876)
Class C	(6,225,413)	(1,892,622)
Class N	(2,820,499)	(722,066)
Class Y	(72,541)	(11,276)

	(26,211,720)	(7,680,946)
Tax return of capital distribution from net realized gain:
Class A	(5,976,715)	—
Class B	(1,490,804)	—
Class C	(2,719,690)	—
Class N	(1,232,189)	—
Class Y	(31,691)	—

	(11,451,089)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	115,561,467	207,816,823
Class B	19,909,474	35,877,108
Class C	45,414,772	101,146,789
Class N	29,153,326	48,924,312
Class Y	1,463,374	734,860

	211,502,413	394,499,892

Net Assets
Total increase (decrease)	(287,846,872)	348,959,515
Beginning of period	959,342,360	610,382,845

End of period (including accumulated net investment income (loss) of $(53,913) and $300,753, respectively)	$671,495,488	$959,342,360

See accompanying Notes to Financial Statements.
F7 | MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$11.01	$11.42	$10.78	$10.00

Income (loss) from investment operations:
Net investment income[2]	.13	.54	.39	.38
Net realized and unrealized gain (loss)	(4.53)	(.41)	.55	.57

Total from investment operations	(4.40)	.13	.94	.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.45)	(.27)	(.17)
Distributions from net realized gain	(.25)	(.09)	(.03)	—
Tax return of capital distribution from net realized gain	(.11)	—	—	—

Total dividends and/or distributions to shareholders	(.49)	(.54)	(.30)	(.17)

Net asset value, end of period	$6.12	$11.01	$11.42	$10.78

Total Return, at Net Asset Value[3]	(40.17)%	1.01%	8.73%	9.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$351,987	$497,377	$313,311	$107,686

Average net assets (in thousands)	$486,485	$423,981	$206,672	$43,984

Ratios to average net assets:[4]
Net investment income	1.36%	4.59%	3.57%	4.39%
Total expenses[5]	0.42%	0.37%	0.40%	0.47%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.42%	0.37%	0.40%	0.46%

Portfolio turnover rate	9%	3%	4%	0%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.00%
Year Ended January 31, 2008	0.95%
Year Ended January 31, 2007	1.01%
Period Ended January 31, 2006	1.15%
See accompanying Notes to Financial Statements.
F8 | MODERATE INVESTOR FUND

Class B Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$10.92	$11.34	$10.74	$10.00

Income (loss) from investment operations:
Net investment income[2]	.05	.42	.30	.31
Net realized and unrealized gain (loss)	(4.47)	(.39)	.54	.58

Total from investment operations	(4.42)	.03	.84	.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.36)	(.21)	(.15)
Distributions from net realized gain	(.25)	(.09)	(.03)	—
Tax return of capital distribution from net realized gain	(.11)	—	—	—

Total dividends and/or distributions to shareholders	(.41)	(.45)	(.24)	(.15)

Net asset value, end of period	$6.09	$10.92	$11.34	$10.74

Total Return, at Net Asset Value[3]	(40.64)%	0.18%	7.80%	8.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,709	$132,233	$101,929	$36,956

Average net assets (in thousands)	$123,999	$121,584	$70,066	$15,521

Ratios to average net assets:[4]
Net investment income	0.49%	3.61%	2.73%	3.56%
Total expenses[5]	1.26%	1.18%	1.21%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.18%	1.21%	1.29%

Portfolio turnover rate	9%	3%	4%	0%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.84%
Year Ended January 31, 2008	1.76%
Year Ended January 31, 2007	1.82%
Period Ended January 31, 2006	1.99%
See accompanying Notes to Financial Statements.
F9 | MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$10.90	$11.33	$10.73	$10.00

Income (loss) from investment operations:
Net investment income[2]	.05	.45	.30	.31
Net realized and unrealized gain (loss)	(4.46)	(.41)	.54	.57

Total from investment operations	(4.41)	.04	.84	.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)	(.38)	(.21)	(.15)
Distributions from net realized gain	(.25)	(.09)	(.03)	—
Tax return of capital distribution from net realized gain	(.11)	—	—	—

Total dividends and/or distributions to shareholders	(.42)	(.47)	(.24)	(.15)

Net asset value, end of period	$6.07	$10.90	$11.33	$10.73

Total Return, at Net Asset Value[3]	(40.66)%	0.24%	7.85%	8.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,155	$231,792	$142,351	$47,904

Average net assets (in thousands)	$223,472	$193,641	$95,773	$19,527

Ratios to average net assets:[4]
Net investment income	0.56%	3.88%	2.78%	3.64%
Total expenses[5]	1.20%	1.14%	1.16%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.14%	1.16%	1.22%

Portfolio turnover rate	9%	3%	4%	0%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.78%
Year Ended January 31, 2008	1.72%
Year Ended January 31, 2007	1.77%
Period Ended January 31, 2006	1.91%
See accompanying Notes to Financial Statements.
F10 | MODERATE INVESTOR FUND

Class N Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$10.96	$11.38	$10.76	$10.00

Income (loss) from investment operations:
Net investment income[2]	.11	.51	.40	.40
Net realized and unrealized gain (loss)	(4.51)	(.41)	.51	.53

Total from investment operations	(4.40)	.10	.91	.93

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.43)	(.26)	(.17)
Distributions from net realized gain	(.25)	(.09)	(.03)	—
Tax return of capital distribution from net realized gain	(.11)	—	—	—

Total dividends and/or distributions to shareholders	(.47)	(.52)	(.29)	(.17)

Net asset value, end of period	$6.09	$10.96	$11.38	$10.76

Total Return, at Net Asset Value[3]	(40.36)%	0.72%	8.47%	9.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,712	$96,080	$51,620	$12,117

Average net assets (in thousands)	$96,842	$73,754	$27,110	$4,158

Ratios to average net assets:[4]
Net investment income	1.13%	4.36%	3.58%	4.56%
Total expenses[5]	0.69%	0.64%	0.65%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.64%	0.65%	0.67%

Portfolio turnover rate	9%	3%	4%	0%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.27%
Year Ended January 31, 2008	1.22%
Year Ended January 31, 2007	1.26%
Period Ended January 31, 2006	1.36%
See accompanying Notes to Financial Statements.
F11 | MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$11.05	$11.45	$10.79	$10.00

Income (loss) from investment operations:
Net investment income[2]	.18	.55	.56	.36
Net realized and unrealized gain (loss)	(4.57)	(.38)	.43	.61

Total from investment operations	(4.39)	.17	.99	.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.48)	(.30)	(.18)
Distributions from net realized gain	(.25)	(.09)	(.03)	—
Tax return of capital distribution from net realized gain	(.11)	—	—	—

Total dividends and/or distributions to shareholders	(.52)	(.57)	(.33)	(.18)

Net asset value, end of period	$6.14	$11.05	$11.45	$10.79

Total Return, at Net Asset Value[3]	(39.90)%	1.39%	9.18%	9.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,932	$1,860	$1,172	$316

Average net assets (in thousands)	$2,296	$1,315	$335	$216

Ratios to average net assets:[4]
Net investment income	1.91%	4.67%	5.06%	4.20%
Total expenses[5]	0.05%	0.02%	0.00%	0.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.05%	0.02%	0.00%	0.12%

Portfolio turnover rate	9%	3%	4%	0%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	0.63%
Year Ended January 31, 2008	0.60%
Year Ended January 31, 2007	0.61%
Period Ended January 31, 2006	0.96%
See accompanying Notes to Financial Statements.
F12 | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Moderate Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long term growth of capital and current income. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a diversified portfolio of Oppenheimer mututal funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in
F13 | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. Prior to June 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F14 | MODERATE INVESTOR FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward	Tax Purposes
$—	$—	$—	$503,774,193
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for January 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated Net	to Accumulated Net
Reduction	Investment	Realized Loss
to Paid-in Capital	Loss	on Investments
$11,451,089	$234,299	$11,216,790
F15 | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended January 31, 2009 and January 31, 2008 was as follows:

	Year Ended	Year Ended
	January 31, 2009	January 31, 2008
Distributions paid from:
Ordinary income	$16,893,327	$35,404,134
Long-term capital gain	19,499,484	6,192,490
Return of capital	11,451,089	—

Total	$47,843,900	$41,596,624

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,177,501,962

Gross unrealized appreciation	$22,523,870
Gross unrealized depreciation	(526,298,063)

Net unrealized depreciation	$(503,774,193)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$19,804
Payments Made to Retired Trustees	4,118
Accumulated Liability as of January 31, 2009	40,814
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee
F16 | MODERATE INVESTOR FUND

in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make
F17 | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2009		Year Ended January 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	24,067,076	$230,074,338	23,670,312	$277,504,057
Dividends and/or distributions reinvested	3,920,716	25,288,883	1,911,665	21,792,987
Redeemed	(15,640,259)	(139,801,754)	(7,842,283)	(91,480,221)

Net increase	12,347,533	$115,561,467	17,739,694	$207,816,823

Class B
Sold	5,824,190	$56,064,039	5,367,940	$62,105,890
Dividends and/or distributions reinvested	846,379	5,442,292	445,664	5,044,923
Redeemed	(4,535,798)	(41,596,857)	(2,696,518)	(31,273,705)

Net increase	2,134,771	$19,909,474	3,117,086	$35,877,108

Class C
Sold	11,922,981	$111,850,796	11,349,465	$131,882,421
Dividends and/or distributions reinvested	1,533,910	9,832,539	782,773	8,845,325
Redeemed	(8,679,741)	(76,268,563)	(3,432,256)	(39,580,957)

Net increase	4,777,150	$45,414,772	8,699,982	$101,146,789

Class N
Sold	6,402,185	$61,482,182	6,083,743	$70,781,442
Dividends and/or distributions reinvested	739,081	4,751,885	327,476	3,720,127
Redeemed	(3,975,657)	(37,080,741)	(2,181,216)	(25,577,257)

Net increase	3,165,609	$29,153,326	4,230,003	$48,924,312

Class Y
Sold	222,025	$2,192,345	84,671	$956,883
Dividends and/or distributions reinvested	23,295	150,720	6,021	68,943
Redeemed	(98,852)	(879,691)	(24,775)	(290,966)

Net increase	146,468	$1,463,374	65,917	$734,860

F18 | MODERATE INVESTOR FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended January 31, 2009, were as follows:

	Purchases	Sales
Investment securities	$288,053,202	$79,729,013
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the year ended January 31, 2009 was 0.52%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended January 31, 2009, the Fund paid $1,363,876 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75%
F19 | MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $2,151,087, $2,184,153 and $1,233,312, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
January 31, 2009	$1,101,170	$18,606	$404,983	$53,021	$8,019
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that “Total expenses” as a percentage of average daily net assets will not exceed the following annual rates: 1.30%, 2.05%, 2.05%, 1.55% and 1.05%, for Class A, Class B, Class C, Class N and Class Y, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     Prior to June 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended January 31, 2009, the Manager waived $390 for IMMF management fees.
F20 | MODERATE INVESTOR FUND

5. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F21 | MODERATE INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Moderate Investor Fund, (one of the portfolios constituting the Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Moderate Investor Fund as of January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006, in conformity with U.S. generally accepted accounting principles.
KPMG llp

Denver, Colorado
March 16, 2009
F22 | MODERATE INVESTOR FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.1888 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 30, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2009 which are not designated as capital gain distributions should be multiplied by 34.59% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $ 6,102,778 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2009, $14,110 or 0.14% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $2,359,122 or 12.99% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | MODERATE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact
24 | MODERATE INVESTOR FUND

that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rudi Schadt, Jerry Webman, Kurt Wolfgruber, Christopher Leavy and Alex Kurinets, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation moderate funds including fund of funds advised by other investment advisers. The Board noted that the Fund’s one-year and since inception performance were better than its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other mixed-asset target allocation moderate funds of funds and other passively managed affiliated funds of funds with comparable asset levels and distribution features. The Board also noted that the Manager has agreed to voluntarily limit the aggregate amount of combined direct (fund of funds level) and indirect (Underlying Fund level) expense so that as
25 | MODERATE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
a percentage of average daily net assets they will not exceed the following annual rates: 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 1.55% for Class N and 1.05% for Class Y. The Manager may modify or terminate this undertaking at any time without notice to shareholders. The Board noted that the Fund’s total expenses (direct and indirect) are lower than its peer group median.
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
26 | MODERATE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP
(225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
27 | MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
28 | MODERATE INVESTOR FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2005) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2005) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2005) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2005) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.
29 | MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Peter I. Wold, Trustee (since 2005) Age: 61	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 — 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2005) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Webman, Wolfgruber and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Dr. Jerry Webman, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 59	Chief Economist of the Manager (since 2006); Senior Vice President (since February 1996), Senior Investment Officer (since 1997) and Director of the Manager’s Fixed Income Investments (1997-December 2008); Senior Vice President (since May 1999) of HarbourView Asset Management Corporation. A portfolio manager and officer of 11 other portfolios in the OppenheimerFunds complex.
30 | MODERATE INVESTOR FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Kurt Wolfgruber, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 58	President (since March 2007) and Chief Investment Officer and Director (since July 2003) of the Manager; Executive Vice President of the Manager (March 2003-March 2007); Director of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc. (since June 2003) and of Tremont Capital Management, Inc. (since October 2001). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2005) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
31 | MODERATE INVESTOR FUND

January 31, 2009

Active Allocation Fund

A Series of Oppenheimer Portfolio Series

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

January 31, 2009 Active Management Allocation Fund Commentaries and Annual Report A Series of Oppenheimer Portfolio Series MANAGEMENT COMMENT Recap and Outlook Listing of Top Holdings ANNUAL REPORT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Fund holdings and allocations are subject to change. Percentages are as of January 31, 2009, and are based on the total market value of investments.
8 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended January 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For its fiscal year ending January 31, 2009, the Fund’s Class A shares (without sales charge) returned –41.33% and underperformed its equity benchmark, the S&P 500 Index, which returned –38.63% as well as its fixed-income benchmark, the Barclays Capital Aggregate Bond Index, which returned 2.59%. We attribute the Fund’s underperformance to weak performance during the reporting period of a number of the underlying funds, in what was a turbulent and difficult market for them.
     The Fund’s largest holding at period end, Oppenheimer Capital Appreciation Fund’s Class Y shares, returned –42.03% during the reporting period. The underlying fund’s most disappointing returns relative to its benchmark stemmed from its holdings in the consumer discretionary, consumer staples and financials sectors. Consumer stocks presented difficulties for the underlying fund as overextended consumers grappled to keep pace with rising energy, gas and food costs. Those concerns were further intensified by continued massive job layoffs. Several of the underlying fund’s largest holdings in consumer discretionary, in particular, were hard-hit. Financial stocks continued to falter in the wake of the U.S. sub-prime mortgage market debacle, the subsequent global credit crisis and stock market downturns. The underlying fund was overweight financials during the reporting period, which hurt relative results.
     The Fund’s second largest holding at period end, Oppenheimer Value Fund’s Class Y shares, returned –39.64% during the reporting period. The underlying fund outperformed the Russell 1000 Value Index, which returned –41.78%. The underlying fund outperformed its index in the financials, health care, industrials, materials and information technology sectors, while underperforming in the energy, consumer discretionary, consumer staples and telecommunication services sectors. The energy sector was the area of largest underperformance versus its benchmark, as the underlying fund was underweight some of the largest energy stocks, which had better relative performance.
     The Fund’s third largest holding, Oppenheimer Main Street Fund’s Class Y shares, also had a difficult reporting period, with a return of –39.22%, as compared to the S&P 500 Index’s –38.63%. Over the course of the reporting period, the underlying fund gradually began to reduce its average market capitalization toward the smaller end of the spectrum. This shift helped support the underlying fund’s relative performance in the second quarter of the year, but detracted in the third and fourth quarters as the financial crisis intensified. An overweight position in the consumer discretionary sector and an emphasis on smaller
9 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
stocks detracted from relative performance. Underweight exposure to the traditionally defensive health care sector also hampered results, as did a focus on managed care companies. Generally sound stock selections in the consumer staples sector could not make up for underweight exposure relative to the benchmark’s top performing sector. In contrast, by summer, 2008, the underlying fund held few of the major securities at the epicenter of the financial crisis, and mitigated losses by selling its position in firms such as Lehman Brothers before it declared bankruptcy in September 2008.
     In addition to Oppenheimer Main Street Fund, the Fund also had a smaller allocation to Oppenheimer Main Street Small Cap Fund’s Class Y shares, which returned –40.82% during the reporting period, while the Russell 2000 Index returned –36.84%. The underlying fund’s lagging relative performance was mainly the result of a mild emphasis on mid-cap stocks, which generally underperformed, and overweight positions in the hard-hit consumer discretionary, information technology and materials sectors.
     The Fund’s fourth largest holding, Oppenheimer Core Bond Fund’s Class Y shares, substantially underperformed the fixed-income benchmark with a return of –38.72% during the reporting period. An unprecedented and unanticipated widening of credit spreads of mortgage-backed securities over Treasury securities, which accelerated during the month of November 2008, had a negative impact on the underlying fund’s positions in total return swaps in the commercial mortgage-backed securities (CMBS) sector. Second, the historical correlation between highly rated securities and Treasuries and investor behavior in past economic crises did not occur in this one. Accordingly, amidst the difficult financial conditions, in a flight to quality, investors flocked to U.S. Treasury securities and not to highly-rated non-Treasury securities, such as the ones the underlying fund held, which also contributed to the poor performance. Third, liquidity virtually disappeared as the markets in mortgage-related instruments effectively shut down. Rather than continuing to expand their positions, traditional financial intermediaries began aggressively shrinking their balance sheets, severely limiting the ability of the underlying fund’s portfolio team to either scale back or hedge away portfolio holdings that detracted from performance, which had a negative impact. The underlying fund’s performance was also hurt by credit default swaps it had entered into in various sectors (such as the financial and auto-related sectors), as well as certain investments in high-yield debt of auto-related companies and auto-financing entities. These events contributed to the decline in the underlying fund’s performance during the period (and especially in the fourth quarter). Within the challenging constraints of the limited liquidity in the market, the portfolio managers of this underlying fund moved to adjust the positions in total return swaps in the CMBS sector.
10 | ACTIVE ALLOCATION FUND

     The Fund’s fifth largest holding, Oppenheimer International Growth Fund’s Class Y shares, outperformed the MSCI EAFE Index’s return of –43.74%, but returned –41.91% during the reporting period. The underlying fund was helped by relatively low weights in financial stocks and in commodity stocks. Financial stocks were at the epicenter of the stock market rout. The underlying fund has been perennially underweight in banks, finding them inherently difficult to analyze with a high level of confidence. Much of the underlying fund’s financial exposure was in specialized financial companies with what the underlying portfolio manager believed to be more straightforward business models and high barriers to entry. Unfortunately, even those got caught in the downdraft. In the commodities sector, the underlying fund did have some exposure, and the collapse of commodity prices fed through into poor stock performance. The underlying fund’s strongest performance versus its index was in information technology, where it was substantially overweight and had much better stock selection as well.
     The Fund’s other major fixed-income holding, Oppenheimer U.S. Government Trust’s Class Y shares returned –5.62% during the reporting period and underperformed the Barclays Capital U.S. Government Bond Index, which returned 7.03%. Similar to Oppenheimer Core Bond Fund, investments in areas such as mortgage-related securities, both CMBS and mortgage-backed securities (MBS), accounted for most of the underperformance of Oppenheimer U.S. Government Trust versus its benchmark.
     In terms of other international equities, the Fund had an allocation to Oppenheimer Global Fund’s Class Y shares, which returned –40.85%, somewhat better than the MSCI World Index’s return of –41.43%, but reflecting the extremely difficult period for global equity stocks. The Fund had a small allocation to Oppenheimer Developing Markets Fund’s Class Y shares, which returned –46.48% but outperformed its benchmark, the MSCI Emerging Markets Index, by over 3%.
     The Fund had a number of holdings that each accounted for approximately 3% or less of the Fund. These included Class Y shares of Oppenheimer Real Estate Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Champion Income Fund, Oppenheimer MidCap Fund and Oppenheimer Small- & Mid- Cap Value Fund. These smaller allocations also produced poor results during the reporting period and did not help Fund performance.
     Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until January 31, 2009. Performance is measured from the inception of the Classes on April 5, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on
11 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays Capital Aggregate Bond Index. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. The Barclays Capital Aggregate Bond Index (formerly known as the “Lehman Brothers Aggregate Bond Index”) is an unmanaged, broad-based index of invesment grade corporate debt. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
12 | ACTIVE ALLOCATION FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results.The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
13 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | ACTIVE ALLOCATION FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results.The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
15 | ACTIVE ALLOCATION FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | ACTIVE ALLOCATION FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results.The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 18 for further information.
17 | ACTIVE ALLOCATION FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 4/5/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/5/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their
18 | ACTIVE ALLOCATION FUND

eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
19 | ACTIVE ALLOCATION FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of
20 | ACTIVE ALLOCATION FUND

the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	August 1, 2008	January 31, 2009	January 31, 2009

Actual
Class A	$1,000.00	$619.10	$2.36
Class B	1,000.00	615.70	5.83
Class C	1,000.00	616.30	5.47
Class N	1,000.00	617.70	3.10
Class Y	1,000.00	619.70	0.69

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,022.22	2.95
Class B	1,000.00	1,017.95	7.28
Class C	1,000.00	1,018.40	6.82
Class N	1,000.00	1,021.32	3.87
Class Y	1,000.00	1,024.28	0.87
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding all underlying fund expenses, based on the 6-month period ended January 31, 2009 are as follows:

Class	Expense Ratios

Class A	0.58%
Class B	1.43
Class C	1.34
Class N	0.76
Class Y	0.17
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
21 | ACTIVE ALLOCATION FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
22 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS January 31, 2009

	Shares	Value

Investment Companies—100.3%[1]
Alternative Investment Funds—5.8%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	16,267,698	$45,712,233
Oppenheimer Real Estate Fund, Cl. Y	4,932,187	48,236,791

		93,949,024

Fixed Income Funds—23.6%
Oppenheimer Champion Income Fund, Cl. Y	21,194,454	35,606,682
Oppenheimer Core Bond Fund, Cl. Y	27,132,676	156,826,869
Oppenheimer International Bond Fund, Cl. Y	10,486,302	59,771,923
Oppenheimer U.S. Government Trust, Cl. Y	14,581,076	127,001,175

		379,206,649

Global Equity Funds—18.4%
Oppenheimer Developing Markets Fund, Cl. Y	3,730,645	54,653,948
Oppenheimer Global Fund, Cl. Y	3,003,866	105,255,473
Oppenheimer International Growth Fund, Cl. Y	8,313,075	134,754,949

		294,664,370

Money Market Fund—2.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 1.08%[2]	33,291,478	33,291,478
U.S. Equity Funds—50.4%
Oppenheimer Capital Appreciation Fund, Cl. Y3	8,783,285	245,668,482
Oppenheimer Main Street Fund, Cl. Y	7,759,207	158,210,228
Oppenheimer Main Street Small Cap Fund, Cl. Y	9,165,954	103,483,612
Oppenheimer MidCap Fund, Cl. Y3	2,666,826	27,174,963
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	1,562,855	28,365,815
Oppenheimer Value Fund, Cl. Y	17,156,128	244,989,504

		807,892,604

Total Investments, at Value (Cost $2,613,114,550)	100.3%	1,609,004,125
Liabilities in Excess of Other Assets	(0.3)	(4,714,631)

Net Assets	100.0%	$1,604,289,494

F1 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	Jan. 31, 2008	Additions	Reductions	Jan. 31, 2009

Oppenheimer Capital Appreciation Fund, Cl. Y	7,395,404	1,898,470	510,589	8,783,285
Oppenheimer Champion Income Fund, Cl. Y	16,515,149	10,656,251	5,976,946	21,194,454
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	—	17,973,486	1,705,788	16,267,698
Oppenheimer Core Bond Fund, Cl. Y	29,099,763	5,413,156	7,380,243	27,132,676
Oppenheimer Developing Markets Fund, Cl. Y	457,641	4,271,997	998,993	3,730,645
Oppenheimer Global Fund, Cl. Y	3,691,578	649,033	1,336,745	3,003,866
Oppenheimer Global Opportunities Fund, Cl. Y	4,621,178	319,036	4,940,214	—
Oppenheimer Institutional Money Market Fund, Cl. E	22,664,856	339,514,451	328,887,829	33,291,478
Oppenheimer International Bond Fund, Cl. Y	18,223,098	2,358,624	10,095,420	10,486,302
Oppenheimer International Growth Fund, Cl. Y	753,125	8,595,464	1,035,514	8,313,075
Oppenheimer International Small Company Fund, Cl. Y	890,431	57,224	947,655	—
Oppenheimer Main Street Fund, Cl. Y	7,233,544	951,266	425,603	7,759,207
Oppenheimer Main Street Opportunity Fund, Cl. Y	11,047,198	757,289	11,804,487	—
Oppenheimer Main Street Small Cap Fund, Cl. Y	6,936,180	2,698,690	468,916	9,165,954
Oppenheimer MidCap Fund, Cl. Y	2,069,622	730,638	133,434	2,666,826
Oppenheimer Quest International Value Fund, Inc., Cl. A	1,105,423	266,898	1,372,321	—
Oppenheimer Real Estate Fund, Cl. Y	6,562,660	699,908	2,330,381	4,932,187
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	1,165,687	473,837	76,669	1,562,855
Oppenheimer U.S. Government Trust, Cl. Y	11,382,541	8,137,193	4,938,658	14,581,076
Oppenheimer Value Fund, Cl. Y	15,820,161	2,561,544	1,225,577	17,156,128

				Realized
		Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y		$245,668,482	$—	$9,431,950
Oppenheimer Champion Income Fund, Cl. Y		35,606,682	424,380	31,286,885
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y		45,712,233	4,753,039	6,932,365
Oppenheimer Core Bond Fund, Cl. Y		156,826,869	1,170,207	16,751,352
Oppenheimer Developing Markets Fund, Cl. Y		54,653,948	1,836,193	14,810,182
Oppenheimer Global Fund, Cl. Y		105,255,473	3,275,213	38,313,063
Oppenheimer Global Opportunities Fund, Cl. Y		—	—	70,624,649
Oppenheimer Institutional Money Market Fund, Cl. E		33,291,478	702,535	—
Oppenheimer International Bond Fund, Cl. Y		59,771,923	5,705,542	5,382,284
Oppenheimer International Growth Fund, Cl. Y		134,754,949	2,787,198	7,969,414
Oppenheimer International Small Company Fund, Cl. Y		—	—	6,936,901
Oppenheimer Main Street Fund, Cl. Y		158,210,228	3,975,117	8,365,282
Oppenheimer Main Street Opportunity Fund, Cl. Y		—	—	57,858,306
Oppenheimer Main Street Small Cap Fund, Cl. Y		103,483,612	275,898	5,133,378
Oppenheimer MidCap Fund, Cl. Y		27,174,963	—	823,768
Oppenheimer Quest International Value Fund, Inc., Cl. A		—	—	12,694,170
Oppenheimer Real Estate Fund, Cl. Y		48,236,791	2,039,928	21,318,807
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y		28,365,815	—	1,598,847
Oppenheimer U.S. Government Trust, Cl. Y		127,001,175	5,140,571	2,684,757
Oppenheimer Value Fund, Cl. Y		244,989,504	6,116,592	15,308,110

		$1,609,004,125	38,202,413	$334,224,470

Tax Return of Capital[a]			(2,383,888)

			$35,818,525

F2 | ACTIVE ALLOCATION FUND

a.	During the Fund’s current fiscal year, a portion of the calendar year 2008 distributions it received from the Class Y shares of Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund, and Oppenheimer U.S. Government Trust were determined to be tax return of capital distributions. The character of these distributions was determined in accordance with income tax regulations and is based on the calendar year, which differs from the Fund’s fiscal year. The negative amount disclosed was originally estimated as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current fiscal year.

2.	Rate shown is the 7-day yield as of January 31, 2009.

3.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of January 31, 2009:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$1,609,004,125	$(1,541,647)
Level 2—Other Significant Observable Inputs	—	(10,198,803)
Level 3—Significant Unobservable Inputs	—	—

Total	$1,609,004,125	$(11,740,450)

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Futures Contracts as of January 31, 2009 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Standard & Poor’s 500 E-Mini	Buy	1,528	3/20/09	$62,839,000	$(4,801,205)
U.S. Treasury Bonds, 5 yr.	Buy	23	3/31/09	2,717,953	72,737
U.S. Treasury Nts., 2 yr.	Sell	180	3/31/09	39,172,500	(19,438)

					$(4,747,906)

F3 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts as of January 31, 2009 are as follows:

				Pay/		Upfront
Swap		Buy/Sell	Notional	Receive		Payment
Reference		Credit	Amount	Fixed	Termination	Received/
Entity	Counterparty	Protection	(000s)	Rate	Date	(Paid)	Value

CDX North America High Yield Index, Series 11:
	Barclays Bank plc	Buy	$2,700	1.50%	12/20/13	$(48,255)	$51,016
	Goldman Sachs International	Buy	15,200	1.50	12/20/13	(808,587)	287,203

		Total	17,900			(856,842)	338,219

	Barclays Bank plc	Sell	15,840	5.00	12/20/13	4,048,889	(3,878,072)
	Goldman Sachs International	Sell	15,840	5.00	12/20/13	4,018,889	(3,878,072)

		Total	31,680			8,067,778	(7,756,144)

		Grand Total Buys	17,900			(856,842)	338,219
		Grand Total Sells	31,680			8,067,778	(7,756,144)

			Total Credit Default Swaps			$7,210,936	$(7,417,925)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Total Maximum
Type of Reference	Potential Payments
Asset on which	for Selling Credit		Reference
the Fund Sold	Protection	Amount	Asset Rating
Protection	(Undiscounted)	Recoverable*	Range**

High Yield Indexes	$31,680,000	$0	B-

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The reference asset security rating, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential payment by the Fund if the reference asset experiences a credit event as of period end.
F4 | ACTIVE ALLOCATION FUND

Total Return Swap Contracts as of January 31, 2009 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Dow Jones U.S. Real Estate Index:
UBS AG	$20,905	One-Month USD BBA LIBOR minus 30 basis points and if negative, the absolute value of the Total Return of the DJUSRE Index	If positive, the Total Return of the DJUSRE Index	9/11/09	$(1,667,976)
UBS AG	3,933	One-Month USD BBA LIBOR minus 30 basis points and if negative, the absolute value of the Total Return of the DJUSRE Index	If positive, the Total Return of the DJUSRE Index	9/11/09	(813,797)

Reference Entity Total					(2,481,773)

MSCI Daily TR Net Emerging Markets
Deutsche Bank AG	20,701	If positive, the Total Return of the GDUEEGF Index	One-Month USD BBA LIBOR minus 50 basis points and if negative, the absolute value of the Total Return of the GDUEEGF Index	10/8/09	2,134,690

S&P 600 SmallCap Index
UBS AG	15,293	One-Month USD BBA LIBOR minus 150 basis points and if negative, the absolute value of the Total Return of the S&P 600 Small Cap Index	If positive, the Total Return of the S&P 600 SmallCap Index	1/7/10	(2,433,795)

			Total of Total Return Swaps		$(2,780,878)

Abbreviations/Definitions are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
DJUSRE	Dow Jones U.S. Real Estate Index
GDUEEGF	MSCI Daily TR Net Emerging Markets
MSCI	Morgan Stanley Capital International
S&P 600 SmallCap	Index consisting of 600 small-cap stocks
F5 | ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Swap Summary as of January 31, 2009 is as follows:
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Barclays Bank plc:
	Credit Default Buy Protection	$2,700	$51,016
	Credit Default Sell Protection	15,840	(3,878,072)

			(3,827,056)
Deutsche Bank AG	Total Return	20,701	2,134,690
Goldman Sachs International:
	Credit Default Buy Protection	15,200	287,203
	Credit Default Sell Protection	15,840	(3,878,072)

			(3,590,869)
UBS AG	Total Return	40,131	(4,915,568)

		Total Swaps	$(10,198,803)

See accompanying Notes to Financial Statements.
F6 | ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2009

Assets
Investments, at value—see accompanying statement of investments— affiliated companies (cost $2,613,114,550)	$1,609,004,125
Cash	352,399
Cash used for collateral on futures	9,016,200
Receivables and other assets:
Interest and dividends	2,390,296
Shares of beneficial interest sold	1,467,839
Investments sold	968,366
Other	54,297

Total assets	1,623,253,522

Liabilities
Swaps, at value (upfront payments received $7,210,936)	10,198,803
Payables and other liabilities:
Shares of beneficial interest redeemed	3,670,868
Investments purchased	2,434,320
Futures margins	1,541,647
Distribution and service plan fees	340,231
Transfer and shareholder servicing agent fees	291,543
Shareholder communications	270,286
Trustees’ compensation	159,418
Other	56,912

Total liabilities	18,964,028

Net Assets	$1,604,289,494

Composition of Net Assets
Par value of shares of beneficial interest	$257,432
Additional paid-in capital	2,928,214,809
Accumulated net investment income	18,098,697
Accumulated net realized loss on investments and foreign currency transactions	(330,435,246)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,011,846,198)

Net Assets	$1,604,289,494

F7 | ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $868,187,095 and 138,341,420 shares of beneficial interest outstanding)	$6.28
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$6.66

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $258,624,877 and 41,885,221 shares of beneficial interest outstanding)	$6.17

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $369,952,804 and 59,985,129 shares of beneficial interest outstanding)	$6.17

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $104,817,947 and 16,792,548 shares of beneficial interest outstanding)	$6.24

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,706,771 and 427,392 shares of beneficial interest outstanding)	$6.33
See accompanying Notes to Financial Statements.
F8 | ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS For the Year Ended January 31, 2009

Investment Income
Dividends from affiliated companies	$35,818,525
Interest	165,515
Other income	27,436

Total investment income	36,011,476

Expenses
Distribution and service plan fees:
Class A	3,148,696
Class B	3,899,243
Class C	5,603,433
Class N	746,342
Transfer and shareholder servicing agent fees:
Class A	1,866,047
Class B	741,233
Class C	895,919
Class N	176,176
Class Y	1,456
Shareholder communications:
Class A	361,961
Class B	189,601
Class C	155,180
Class N	13,653
Class Y	186
Asset allocation fees	2,373,674
Trustees’ compensation	111,875
Custodian fees and expenses	15,209
Other	98,756

Total expenses	20,398,640
Less reduction to custodian expenses	(2,594)
Less waivers and reimbursements of expenses	(24,351)
Net expenses	20,371,695

Net Investment Income	15,639,781
F9 | ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments:
Affiliated companies	$(334,224,470)
Distributions received from affiliated companies	28,411,472
Closing and expiration of futures contracts	(14,085,367)
Foreign currency transactions	(2,337,344)
Swap contracts	(1,792,999)

Net realized loss	(324,028,708)
Net change in unrealized appreciation (depreciation) on:
Investments	(845,306,016)
Translation of assets and liabilities denominated in foreign currencies	204,055
Futures contracts	(6,650,096)
Swap contracts	(247,218)

Net change in unrealized depreciation	(851,999,275)

Net Decrease in Net Assets Resulting from Operations	$(1,160,388,202)

See accompanying Notes to Financial Statements.
F10 | ACTIVE ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31,	2009	2008

Operations
Net investment income	$15,639,781	$77,241,153
Net realized gain (loss)	(324,028,708)	115,228,800
Net change in unrealized depreciation	(851,999,275)	(277,135,980)

Net decrease in net assets resulting from operations	(1,160,388,202)	(84,666,027)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(49,762,444)
Class B	—	(13,063,856)
Class C	—	(18,702,863)
Class N	—	(5,468,177)
Class Y	—	(158,040)

	—	(87,155,380)
Distributions from net realized gain:
Class A	(47,623,068)	(19,567,662)
Class B	(14,487,229)	(6,468,393)
Class C	(20,669,187)	(9,012,023)
Class N	(5,816,499)	(2,267,194)
Class Y	(156,650)	(57,016)

	(88,752,633)	(37,372,288)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	138,665,720	551,288,066
Class B	14,172,516	134,492,010
Class C	34,740,730	248,464,306
Class N	22,527,411	65,148,152
Class Y	1,114,708	1,324,654

	211,221,085	1,000,717,188

Net Assets
Total increase (decrease)	(1,037,919,750)	791,523,493
Beginning of period	2,642,209,244	1,850,685,751

End of period (including accumulated net investment income of $18,098,697 and $2,894,627, respectively)	$1,604,289,494	$2,642,209,244

See accompanying Notes to Financial Statements.
F11 | ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$11.28	$12.05	$11.10	$10.00

Income (loss) from investment operations:
Net investment income[2]	.10	.44	.35	.43
Net realized and unrealized gain (loss)	(4.74)	(.61)	.89	.89

Total from investment operations	(4.64)	(.17)	1.24	1.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.43)	(.24)	(.20)
Distributions from net realized gain	(.36)	(.17)	(.05)	(.02)

Total dividends and/or distributions to shareholders	(.36)	(.60)	(.29)	(.22)

Net asset value, end of period	$6.28	$11.28	$12.05	$11.10

Total Return, at Net Asset Value[3]	(41.33)%	(1.69)%	11.14%	13.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$868,187	$1,396,770	$956,520	$293,578

Average net assets (in thousands)	$1,267,124	$1,267,499	$605,517	$112,224

Ratios to average net assets:[4]
Net investment income	1.00%	3.54%	3.10%	4.94%
Total expenses[5]	0.53%	0.48%	0.51%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.53%	0.48%	0.50%	0.55%

Portfolio turnover rate	28%	18%	40%	90%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.15%
Year Ended January 31, 2008	1.11%
Year Ended January 31, 2007	1.16%
Period Ended January 31, 2006	1.28%
See accompanying Notes to Financial Statements.
F12 | ACTIVE ALLOCATION FUND

Class B Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$11.20	$11.97	$11.07	$10.00

Income (loss) from investment operations:
Net investment income[2]	.01	.33	.26	.36
Net realized and unrealized gain (loss)	(4.68)	(.59)	.86	.91

Total from investment operations	(4.67)	(.26)	1.12	1.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.34)	(.17)	(.18)
Distributions from net realized gain	(.36)	(.17)	(.05)	(.02)

Total dividends and/or distributions to shareholders	(.36)	(.51)	(.22)	(.20)

Net asset value, end of period	$6.17	$11.20	$11.97	$11.07

Total Return, at Net Asset Value[3]	(41.90)%	(2.40)%	10.15%	12.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$258,625	$449,130	$349,024	$115,629

Average net assets (in thousands)	$389,957	$433,217	$229,365	$46,284

Ratios to average net assets:[4]
Net investment income	0.15%	2.64%	2.26%	4.06%
Total expenses[5]	1.35%	1.27%	1.29%	1.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.27%	1.29%	1.34%

Portfolio turnover rate	28%	18%	40%	90%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.97%
Year Ended January 31, 2008	1.90%
Year Ended January 31, 2007	1.94%
Period Ended January 31, 2006	2.09%
See accompanying Notes to Financial Statements.
F13 | ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$11.18	$11.96	$11.06	$10.00

Income (loss) from investment operations:
Net investment income[2]	.02	.34	.27	.37
Net realized and unrealized gain (loss)	(4.67)	(.60)	.86	.89

Total from investment operations	(4.65)	(.26)	1.13	1.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.35)	(.18)	(.18)
Distributions from net realized gain	(.36)	(.17)	(.05)	(.02)

Total dividends and/or distributions to shareholders	(.36)	(.52)	(.23)	(.20)

Net asset value, end of period	$6.17	$11.18	$11.96	$11.06

Total Return, at Net Asset Value[3]	(41.79)%	(2.41)%	10.21%	12.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$369,953	$630,990	$433,213	$125,622

Average net assets (in thousands)	$560,138	$577,347	$272,038	$45,647

Ratios to average net assets:[4]
Net investment income	0.20%	2.77%	2.34%	4.18%
Total expenses[5]	1.30%	1.24%	1.27%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.24%	1.26%	1.31%

Portfolio turnover rate	28%	18%	40%	90%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.92%
Year Ended January 31, 2008	1.87%
Year Ended January 31, 2007	1.92%
Period Ended January 31, 2006	2.05%
See accompanying Notes to Financial Statements.
F14 | ACTIVE ALLOCATION FUND

Class N Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$11.24	$12.02	$11.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	.08	.41	.35	.46
Net realized and unrealized gain (loss)	(4.72)	(.61)	.86	.85

Total from investment operations	(4.64)	(.20)	1.21	1.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.41)	(.23)	(.20)
Distributions from net realized gain	(.36)	(.17)	(.05)	(.02)

Total dividends and/or distributions to shareholders	(.36)	(.58)	(.28)	(.22)

Net asset value, end of period	$6.24	$11.24	$12.02	$11.09

Total Return, at Net Asset Value[3]	(41.47)%	(1.95)%	10.88%	13.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104,818	$161,530	$109,146	$28,345

Average net assets (in thousands)	$149,553	$145,988	$62,929	$9,156

Ratios to average net assets:[4]
Net investment income	0.82%	3.31%	3.07%	5.28%
Total expenses[5]	0.74%	0.70%	0.70%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.69%	0.70%	0.72%

Portfolio turnover rate	28%	18%	40%	90%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.36%
Year Ended January 31, 2008	1.33%
Year Ended January 31, 2007	1.35%
Period Ended January 31, 2006	1.45%
See accompanying Notes to Financial Statements.
F15 | ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$11.33	$12.10	$11.13	$10.00

Income (loss) from investment operations:
Net investment income[2]	.15	.50	.44	.39
Net realized and unrealized gain (loss)	(4.79)	(.63)	.85	.97

Total from investment operations	(4.64)	(.13)	1.29	1.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.47)	(.27)	(.21)
Distributions from net realized gain	(.36)	(.17)	(.05)	(.02)

Total dividends and/or distributions to shareholders	(.36)	(.64)	(.32)	(.23)

Net asset value, end of period	$6.33	$11.33	$12.10	$11.13

Total Return, at Net Asset Value[3]	(41.15)%	(1.38)%	11.56%	13.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,706	$3,789	$2,783	$482

Average net assets (in thousands)	$3,724	$3,663	$1,317	$196

Ratios to average net assets:[4]
Net investment income	1.56%	3.98%	3.79%	4.44%
Total expenses[5]	0.15%	0.13%	0.11%	0.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.15%	0.13%	0.11%	0.21%

Portfolio turnover rate	28%	18%	40%	90%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	0.77%
Year Ended January 31, 2008	0.76%
Year Ended January 31, 2007	0.76%
Period Ended January 31, 2006	1.05%
See accompanying Notes to Financial Statements.
F16 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Active Allocation Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long term growth of capital with a secondary objective of current income. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund”and collectively, the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc.(the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in
F17 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes
F18 | ACTIVE ALLOCATION FUND

in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. Prior to June 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
F19 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$15,265,650	$—	$213,224,358	$1,126,069,218

1.	As of January 31, 2009, the Fund had $68,767,077 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of January 31, 2009, details of the capital loss carryforward were as follows:

Expiring

2017	$68,767,077

2.	As of January 31, 2009, the Fund had $144,457,281 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended January 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended January 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for January 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction
Reduction to	to Accumulated
Accumulated Net	Net Realized
Investment	Loss on
Income	Investments

$435,711	$435,711
The tax character of distributions paid during the years ended January 31, 2009 and January 31, 2008 was as follows:

	Year Ended	Year Ended
	January 31, 2009	January 31, 2008

Distributions paid from:
Ordinary income	$—	$92,720,357
Long-term capital gain	88,752,633	31,807,311
Return of capital	—	—

Total	$88,752,633	$124,527,668

F20 | ACTIVE ALLOCATION FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,735,073,343
Federal tax cost of other investments	16,185,650

Total federal tax cost	$2,751,258,993

Gross unrealized appreciation	$36,253,375
Gross unrealized depreciation	(1,162,322,593)

Net unrealized depreciation	$(1,126,069,218)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$55,452
Payments Made to Retired Trustees	11,935
Accumulated Liability as of January 31, 2009	117,712
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.
F21 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
F22 | ACTIVE ALLOCATION FUND

	Year Ended January 31, 2009		Year Ended January 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	40,324,776	$395,653,026	55,772,313	$692,918,762
Dividends and/or distributions reinvested	6,892,834	46,257,803	5,622,995	66,806,258
Redeemed	(32,734,431)	(303,245,109)	(16,930,276)	(208,436,954)

Net increase	14,483,179	$138,665,720	44,465,032	$551,288,066

Class B
Sold	11,003,767	$107,724,948	16,273,470	$200,111,397
Dividends and/or distributions reinvested	2,142,439	14,161,239	1,608,626	18,997,933
Redeemed	(11,377,329)	(107,713,671)	(6,916,902)	(84,617,320)

Net increase	1,768,877	$14,172,516	10,965,194	$134,492,010

Class C
Sold	17,543,266	$168,070,465	25,614,816	$314,499,898
Dividends and/or distributions reinvested	2,994,394	19,766,666	2,206,578	26,014,894
Redeemed	(17,004,460)	(153,096,401)	(7,591,141)	(92,050,486)

Net increase	3,533,200	$34,740,730	20,230,253	$248,464,306

Class N
Sold	5,834,160	$56,410,834	6,924,608	$85,551,101
Dividends and/or distributions reinvested	807,665	5,387,128	609,598	7,223,732
Redeemed	(4,217,727)	(39,270,551)	(2,248,973)	(27,626,681)

Net increase	2,424,098	$22,527,411	5,285,233	$65,148,152

Class Y
Sold	233,785	$2,379,696	212,825	$2,659,299
Dividends and/or distributions reinvested	23,133	156,613	17,705	211,401
Redeemed	(163,928)	(1,421,601)	(126,203)	(1,546,046)

Net increase	92,990	$1,114,708	104,327	$1,324,654

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended January 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$821,704,125	$646,108,305
F23 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF, as a percent of average daily net assets of the Fund for the year ended January 31, 2009 was 0.57%.
     The Fund pays the Manager an asset allocation fee equal to an annual rate of 0.10% of the average daily net assets of the Fund.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended January 31, 2009, the Fund paid $3,640,789 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a
F24 | ACTIVE ALLOCATION FUND

class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $7,235,747, $5,396,625 and $1,672,704, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

January 31, 2009	$2,534,342	$22,634	$978,862	$110,292	$16,047
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that “Total expenses” as a percentage of average daily net assets will not exceed the following annual rates: 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended January 31, 2009, the Manager reimbursed the Fund $8,176, $2,529, $3,635, $962 and $24 for Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     Prior to June 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended January 31, 2009, the Manager waived $9,025 for IMMF management fees.
F25 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of January 31, 2009, the Fund had no outstanding forward contracts.
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract
F26 | ACTIVE ALLOCATION FUND

or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
7. Swap Contracts
The Fund may enter into privately negotiated agreements with a counterparty to exchange or “swap” payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
F27 | ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Swap Contracts Continued
The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
     As of the period end, the Fund has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and/or indexes that are either unavailable or considered to be less attractive in the bond market. The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. In addition, the Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other
F28 | ACTIVE ALLOCATION FUND

on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
8. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F29 | ACTIVE ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Active Allocation Fund, (one of the portfolios constituting the Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active Allocation Fund as of January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
March 16, 2009
F30 | ACTIVE ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.3617 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 31, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2009 which are not designated as capital gain distributions should be multiplied by 61.98% to arrive at the amount eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2009 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | ACTIVE ALLOCATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that
24 | ACTIVE ALLOCATION FUND

the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis and Arthur Steinmetz, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation growth funds including fund of funds advised by other investment advisers. The Board noted that the Fund’s one-year and since inception performance were better than its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other mixed-asset target allocation growth funds of funds and other passively managed affiliated funds of funds with comparable asset levels and distribution features. The Board also noted that the Manager has agreed to voluntarily limit the aggregate amount of combined direct (fund of funds level) and indirect (Underlying Fund level) expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.45% for Class A,
25 | ACTIVE ALLOCATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited Continued
2.20% for Class B, 2.20% for Class C, 1.70% for Class N and 1.20% for Class Y. The Manager may modify or terminate this undertaking at any time without notice to shareholders. In addition, the Portfolio pays the Manager an asset allocation fee equal to an annual rate of 0.10% of average daily net assets of the Portfolio. The Board noted that the Fund’s total expenses (direct and indirect) are lower than its peer group median. The Board also noted that the Manager has agreed to provide additional information regarding the allocation fee at the next Board meeting. In the event that the fund reaches $5 billion prior to that meeting, the Manager agreed to voluntarily waive a portion of the Fund’s asset allocation fee to 9bps for average net assets in excess of $5 billion.
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
26 | ACTIVE ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
27 | ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995–December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non–profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004–2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999–September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004–2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004–2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993–2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993–2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993–2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993–2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995–2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985–1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977–1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974–1977), Assistant Treasurer (1972–1974) and Director of Corporate Taxes (1969–1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967–1969), Tax Senior (1965–1967) and Staff Accountant (1963–1965); United States Marine Corps (1957–1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research founda- tion) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991–August 2006); President of the Investment Company Institute (trade association) (October 1991–June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991–June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
28 | ACTIVE ALLOCATION FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2005) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991–2004); Director of Bankers Trust New York Corporation (1994–1999); Provost at Duke University (1983–1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2005) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998–February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2005) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately–held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002–2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2005) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969–March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970–1976). Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994–December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.
29 | ACTIVE ALLOCATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Peter I. Wold, Trustee (since 2005) Age: 61	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996–2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993–1999); and Director of PacifiCorp. (electric utility) (1995–1999). Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281–1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2005) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000–February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001–December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Webman, Wolfgruber, Wong and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281–1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112–3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Dr. Jerry Webman, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 59	Chief Economist of the Manager (since 2006); Senior Vice President (since February 1996), Senior Investment Officer (since 1997) and Director of the Manager’s Fixed Income Investments (1997–December 2008); Senior Vice President (since May 1999) of HarbourView Asset Management Corporation. A portfolio manager and officer of 11 other portfolios in the OppenheimerFunds complex.

Kurt Wolfgruber, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 58	President (since March 2007) and Chief Investment Officer and Director (since July 2003) of the Manager; Executive Vice President of the Manager (March 2003–March 2007); Director of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc. (since June 2003) and of Tremont Capital Management, Inc. (since October 2001). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.
30 | ACTIVE ALLOCATION FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Caleb Wong, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 43	Vice President of the Manager (since June 1999); employed in fixed-income quantitative research and risk management for the Manager (since July 1996). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997–February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999–June 2008), OFI Private Investments, Inc. (March 2000–June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999–June 2008), Centennial Asset Management Corporation (March 1999–October 2003) and OppenheimerFunds Legacy Program (April 2000–June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2005) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985–December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
31 | ACTIVE ALLOCATION FUND

January 31, 2009

Equity Investor Fund

A Series of Oppenheimer Portfolio Series

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

January 31, 2009 EquityManagement Commentaries Investor Fundand A Series of Oppenheimer Portfolio SeriesAnnual Report MANAGEMENT COMMENTARIES Market Recap and Outlook Listing of Top Holdings ANNUAL REPORT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Fund holdings and allocations are subject to change. Percentages are as of January 31, 2009, and are based on the total market value of investments.
7 | EQUITY INVESTOR FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended January 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For its fiscal year ending January 31, 2009, the Fund’s Class A shares (without sales charge) returned –41.14% and underperformed its domestic equity benchmark, the S&P 500 Index, which returned –38.63% while performing in-line with its global equity benchmark, the MSCI World Index, which returned –41.43%. We attribute the Fund’s performance to a turbulent and difficult market for domestic and global equities and underperformance of the Fund’s second largest holding, Oppenheimer Capital Appreciation Fund.
     The Fund’s second largest holding at period end, Oppenheimer Capital Appreciation Fund’s Class Y shares, returned –42.03% during the reporting period. The underlying fund’s most disappointing returns relative to its benchmark stemmed from its holdings in the consumer discretionary, consumer staples and financials sectors. Consumer stocks presented difficulties for the underlying fund as overextended consumers grappled to keep pace with rising energy, gas and food costs. Those concerns were further intensified by continued massive job layoffs. Several of the underlying fund’s largest holdings in consumer discretionary, in particular, were hard-hit. Financial stocks continued to falter in the wake of the U.S. sub-prime mortgage market debacle, the subsequent global credit crisis and stock market downturns. The underlying fund was overweight financials during the reporting period, which hurt relative results.
     Oppenheimer Main Street Fund, Oppenheimer Main Street Opportunity Fund and Oppenheimer Main Street Small Cap Fund accounted for approximately 36% of the Fund’s net assets at period end. Each underperformed the S&P 500 Index during the reporting period. The largest holding of the three for the Fund, Oppenheimer Main Street Fund’s Class Y shares, had a difficult reporting period with a return of –39.22%, as compared to the S&P 500 Index’s –38.63%. Over the course of the reporting period, the underlying fund gradually began to shift its average market capitalization toward the smaller end of the spectrum. This shift helped support the underlying fund’s relative performance in the second quarter of 2008, but detracted in the third and fourth quarters as the financial crisis intensified. An overweight position in the consumer discretionary sector and an emphasis on smaller stocks detracted from relative performance. Underweight exposure to the traditionally defensive health care sector also hampered results, as did a focus on managed care companies. Generally sound stock selections in the consumer staples sector could not make up for underweight exposure to what was the benchmark’s top performing sector. In contrast, by summer, 2008, the underlying fund held few of the major securities at the
8 | EQUITY INVESTOR FUND

epicenter of the financial crisis, and mitigated losses by selling its position in firms such as Lehman Brothers before it declared bankruptcy in September 2008.
     In addition to Oppenheimer Main Street Fund, the Fund had a smaller allocation to Oppenheimer Main Street Small Cap Fund’s Class Y shares, which returned –40.82% during the reporting period, while the Russell 2000 Index returned –36.84%. The underlying fund’s lagging relative performance was mainly the result of a mild emphasis on mid-cap stocks, which generally underperformed, and overweight positions in the hard-hit consumer discretionary, information technology and materials sectors. For the reporting period, Oppenheimer Main Street Opportunity Fund’s Class Y shares returned –39.81% and underperformed the Russell 3000 Index, which returned –38.86%. During the second half of the reporting period, the underlying fund’s portfolio managers shifted focus away from the mega-cap stocks that were at the epicenter of the financial crisis. The resulting underweight exposure to mega-cap stocks relative to the benchmark and a correspondingly overweight position in small-cap stocks detracted from the underlying fund’s relative performance when larger stocks generally fared better than smaller ones later in the reporting period. However, the relative performance of the underlying fund managers’ security selection strategy offset some of the relative weakness produced by their market capitalization strategy.
     In terms of international equities, the Fund had a nearly 20% allocation to Oppenheimer Global Fund’s Class Y shares, which returned –40.85% during the reporting period, somewhat better than the MSCI World Index’s return of –41.43%, but reflecting the extremely difficult period for global equity stocks. The underlying fund during the reporting period was underweight financials and commodities, as it has been for some time. The rationale behind the underweight in financials was the underlying fund’s portfolio manager’s belief that the risk involved with extreme leverage in financial institutions during a period of high stock prices was not well priced into the market. As for his avoidance of materials stocks, the underlying fund’s portfolio manager felt commodity prices were too high. The underlying fund enjoyed good relative performance versus its benchmark in the information technology sector, where a significant overweight position and stock selection both helped. In terms of detractors from the underlying fund’s relative performance, an underweight to energy stocks hurt results and poor stock selection in consumer discretionary also accounted for underperformance in that sector. Equity Investor Fund had a smaller allocation to Oppenheimer Developing Markets Fund’s Class Y shares, approximately 4%, which returned –46.48% but outperformed its benchmark, the MSCI Emerging Markets Index, by over 3%.
9 | EQUITY INVESTOR FUND

FUND PERFORMANCE DISCUSSION
     The other significant allocation for the Fund was to Oppenheimer Value Fund’s Class Y shares, which returned –39.64% during the reporting period. The underlying fund outperformed the Russell 1000 Value Index, which returned –41.78% during the reporting period. The underlying fund outperformed its benchmark in the financials, health care, industrials, materials and information technology sectors, while underperforming in the energy, consumer discretionary, consumer staples and telecommunication services sectors. The energy sector was the area of largest underperformance versus the index, as the underlying fund was underweight some of the largest energy stocks, which had better relative performance.
     Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from inception of the Classes on April 5, 2005 until January 31, 2009. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the MSCI World IndexSM. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of a select number of foreign countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
10 | EQUITY INVESTOR FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 16 for further information.
11 | EQUITY INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | EQUITY INVESTOR FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 16 for further information.
13 | EQUITY INVESTOR FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | EQUITY INVESTOR FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 16 for further information.
15 | EQUITY INVESTOR FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 4/5/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 4/5/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/5/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
16 | EQUITY INVESTOR FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the
17 | EQUITY INVESTOR FUND

FUND EXPENSES Continued
“hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	August 1, 2008	January 31, 2009	January 31, 2009

Actual
Class A	$1,000.00	$623.90	$2.54
Class B	1,000.00	621.80	5.94
Class C	1,000.00	621.50	5.61
Class N	1,000.00	623.40	3.15
Class Y	1,000.00	625.90	0.20

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.02	3.16
Class B	1,000.00	1,017.85	7.38
Class C	1,000.00	1,018.25	6.97
Class N	1,000.00	1,021.27	3.92
Class Y	1,000.00	1,024.89	0.25
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding all underlying fund expenses, based on the 6-month period ended January 31, 2009 are as follows:

Class	Expense Ratios

Class A	0.62%
Class B	1.45
Class C	1.37
Class N	0.77
Class Y	0.05
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | EQUITY INVESTOR FUND

STATEMENT OF INVESTMENTS January 31, 2009

	Shares	Value

Investment Companies—100.1%[1]
Global Equity Funds—29.2%
Oppenheimer Developing Markets Fund, Cl. Y	1,051,398	$15,402,974
Oppenheimer Global Fund, Cl. Y	1,987,573	69,644,547
Oppenheimer Global Opportunities Fund, Cl. Y	1,214,009	17,651,691

		102,699,212
U.S. Equity Funds—70.9%
Oppenheimer Capital Appreciation Fund, Cl. Y2	2,443,260	68,337,985
Oppenheimer Main Street Fund, Cl. Y	2,698,904	55,030,649
Oppenheimer Main Street Opportunity Fund, Cl. Y	4,725,621	36,340,024
Oppenheimer Main Street Small Cap Fund, Cl. Y	3,122,674	35,254,993
Oppenheimer Value Fund, Cl. Y	3,761,980	53,721,077

		248,684,728
Total Investments, at Value (Cost $635,440,720)	100.1%	351,383,940
Liabilities in Excess of Other Assets	(0.1)	(490,258)

Net Assets	100.0%	$350,893,682

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	Jan. 31, 2008	Additions	Reductions	Jan. 31, 2009

Oppenheimer Capital Appreciation Fund, Cl. Y	2,170,054	441,598	168,392	2,443,260
Oppenheimer Developing Markets Fund, Cl. Y	681,054	526,243	155,899	1,051,398
Oppenheimer Global Fund, Cl. Y	1,505,084	546,865	64,376	1,987,573
Oppenheimer Global Opportunities Fund, Cl. Y	807,432	442,675	36,098	1,214,009
Oppenheimer Institutional Money Market Fund, Cl. E	144,934	39,129,580	39,274,514	—
Oppenheimer Main Street Fund, Cl. Y	2,212,683	576,411	90,190	2,698,904
Oppenheimer Main Street Opportunity Fund, Cl. Y	3,863,720	1,020,481	158,580	4,725,621
Oppenheimer Main Street Small Cap Fund, Cl. Y	2,432,908	793,061	103,295	3,122,674
Oppenheimer Value Fund, Cl. Y	3,075,162	816,524	129,706	3,761,980

			Realized
	Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$68,337,985	$—	$2,107,299
Oppenheimer Developing Markets Fund, Cl. Y	15,402,974	501,656	1,305,406
Oppenheimer Global Fund, Cl. Y	69,644,547	2,104,037	2,044,103
Oppenheimer Global Opportunities Fund, Cl. Y	17,651,691	235,013	714,658
Oppenheimer Institutional Money Market Fund, Cl. E	—	7,806	—
Oppenheimer Main Street Fund, Cl. Y	55,030,649	1,340,585	1,621,261
Oppenheimer Main Street Opportunity Fund, Cl. Y	36,340,024	628,698	992,080
Oppenheimer Main Street Small Cap Fund, Cl. Y	35,254,993	91,405	1,008,560
Oppenheimer Value Fund, Cl. Y	53,721,077	1,299,365	1,519,975

	$351,383,940	$6,208,565	$11,313,342

2.	Non-income producing security.
F1 | EQUITY INVESTOR FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of January 31, 2009:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$351,383,940	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$351,383,940	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F2 | EQUITY INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2009

Assets
Investments, at value—see accompanying statement of investments— affiliated companies (cost $635,440,720)	$351,383,940
Cash	17,737
Receivables and other assets:
Shares of beneficial interest sold	303,809
Dividends	66
Other	13,157

Total assets	351,718,709

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	482,482
Transfer and shareholder servicing agent fees	87,700
Shareholder communications	85,111
Distribution and service plan fees	75,996
Trustees’ compensation	30,113
Investments purchased	24,608
Other	39,017

Total liabilities	825,027

Net Assets	$350,893,682

Composition of Net Assets
Par value of shares of beneficial interest	$54,600
Additional paid-in capital	633,076,283
Accumulated net investment income	1,614,621
Accumulated net realized gain on investments	204,958
Net unrealized depreciation on investments	(284,056,780)

Net Assets	$350,893,682

F3 | EQUITY INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $180,041,864 and 27,868,030 shares of beneficial interest outstanding)	$6.46
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$6.85

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,358,150 and 8,053,066 shares of beneficial interest outstanding)	$6.38

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $77,666,476 and 12,189,313 shares of beneficial interest outstanding)	$6.37

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,757,306 and 6,169,696 shares of beneficial interest outstanding)	$6.44

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,069,886 and 319,522 shares of beneficial interest outstanding)	$6.48
See accompanying Notes to Financial Statements.
F4 | EQUITY INVESTOR FUND

STATEMENT OF OPERATIONS For the Year Ended January 31, 2009

Investment Income
Dividends from affiliated companies	$6,208,565
Interest	11,200
Other income	11,467

Total investment income	6,231,232

Expenses
Distribution and service plan fees:
Class A	603,769
Class B	716,266
Class C	1,039,288
Class N	263,588
Transfer and shareholder servicing agent fees:
Class A	551,035
Class B	189,194
Class C	254,316
Class N	101,542
Class Y	234
Shareholder communications:
Class A	126,749
Class B	57,768
Class C	48,123
Class N	6,197
Class Y	89
Trustees’ compensation	21,972
Custodian fees and expenses	3,018
Other	52,012

Total expenses	4,035,160
Less reduction to custodian expenses	(133)
Less waivers and reimbursements of expenses	(9,441)

Net expenses	4,025,586

Net Investment Income	2,205,646

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	(11,313,342)
Distributions received from affiliated companies	13,936,940

Net realized gain	2,623,598
Net change in unrealized depreciation on investments	(241,545,461)

Net Decrease in Net Assets Resulting from Operations	$(236,716,217)

See accompanying Notes to Financial Statements.
F5 | EQUITY INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31,	2009	2008

Operations
Net investment income	$2,205,646	$11,840,755
Net realized gain	2,623,598	27,675,666
Net change in unrealized depreciation	(241,545,461)	(62,666,904)

Net decrease in net assets resulting from operations	(236,716,217)	(23,150,483)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(825,158)	(6,834,536)
Class B	—	(1,518,294)
Class C	—	(2,199,214)
Class N	(79,650)	(1,303,777)
Class Y	(22,569)	(78,107)

	(927,377)	(11,933,928)
Distributions from net realized gain:
Class A	(13,054,942)	(4,212,810)
Class B	(3,779,073)	(1,300,283)
Class C	(5,714,867)	(1,796,530)
Class N	(2,836,610)	(866,546)
Class Y	(141,786)	(41,914)

	(25,527,278)	(8,218,083)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	52,913,209	111,010,914
Class B	11,364,580	26,272,715
Class C	25,411,161	49,412,256
Class N	14,501,238	23,207,023
Class Y	1,230,807	733,708

	105,420,995	210,636,616

Net Assets
Total increase (decrease)	(157,749,877)	167,334,122
Beginning of period	508,643,559	341,309,437

End of period (including accumulated net investment income (loss) of $1,614,621 and $(18,644), respectively)	$350,893,682	$508,643,559

See accompanying Notes to Financial Statements.
F6 | EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$11.83	$12.63	$11.60	$10.00

Income (loss) from investment operations:
Net investment income[2]	.08	.38	.25	.22
Net realized and unrealized gain (loss)	(4.91)	(.65)	1.00	1.52

Total from investment operations	(4.83)	(.27)	1.25	1.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.33)	(.18)	(.12)
Distributions from net realized gain	(.51)	(.20)	(.04)	(.02)

Total dividends and distributions to shareholders	(.54)	(.53)	(.22)	(.14)

Net asset value, end of period	$6.46	$11.83	$12.63	$11.60

Total Return, at Net Asset Value[3]	(41.14)%	(2.45)%	10.85%	17.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$180,042	$262,208	$173,539	$48,132

Average net assets (in thousands)	$245,247	$239,348	$109,318	$17,321

Ratios to average net assets:[4]
Net investment income	0.77%	2.87%	2.07%	2.47%
Total expenses[5]	0.54%	0.45%	0.50%	0.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.54%	0.45%	0.50%	0.68%

Portfolio turnover rate	5%	2%	2%	7%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.18%
Year Ended January 31, 2008	1.08%
Year Ended January 31, 2007	1.15%
Period Ended January 31, 2006	1.39%
See accompanying Notes to Financial Statements.
F7 | EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$11.73	$12.54	$11.55	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.01)	.26	.14	.16
Net realized and unrealized gain (loss)	(4.83)	(.63)	1.01	1.50

Total from investment operations	(4.84)	(.37)	1.15	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.24)	(.12)	(.09)
Distributions from net realized gain	(.51)	(.20)	(.04)	(.02)

Total dividends and distributions to shareholders	(.51)	(.44)	(.16)	(.11)

Net asset value, end of period	$6.38	$11.73	$12.54	$11.55

Total Return, at Net Asset Value[3]	(41.58)%	(3.23)%	9.97%	16.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,358	$79,187	$59,406	$19,078

Average net assets (in thousands)	$71,695	$75,204	$38,569	$7,050

Ratios to average net assets:[4]
Net investment income (loss)	(0.07)%	1.98%	1.19%	1.83%
Total expenses[5]	1.36%	1.25%	1.31%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%	1.25%	1.31%	1.50%

Portfolio turnover rate	5%	2%	2%	7%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	2.00%
Year Ended January 31, 2008	1.88%
Year Ended January 31, 2007	1.96%
Period Ended January 31, 2006	2.22%
See accompanying Notes to Financial Statements.
F8 | EQUITY INVESTOR FUND

Class C Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$11.72	$12.53	$11.54	$10.00

Income (loss) from investment operations:
Net investment income[2]	— [3]	.28	.14	.15
Net realized and unrealized gain (loss)	(4.84)	(.64)	1.01	1.51

Total from investment operations	(4.84)	(.36)	1.15	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.25)	(.12)	(.10)
Distributions from net realized gain	(.51)	(.20)	(.04)	(.02)

Total dividends and distributions to shareholders	(.51)	(.45)	(.16)	(.12)

Net asset value, end of period	$6.37	$11.72	$12.53	$11.54

Total Return, at Net Asset Value[4]	(41.62)%	(3.15)%	10.00%	16.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,667	$110,383	$70,691	$20,034

Average net assets (in thousands)	$103,851	$98,098	$45,312	$6,131

Ratios to average net assets:[5]
Net investment income	0.01%	2.15%	1.23%	1.71%
Total expenses[6]	1.31%	1.23%	1.29%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.23%	1.29%	1.45%

Portfolio turnover rate	5%	2%	2%	7%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.95%
Year Ended January 31, 2008	1.86%
Year Ended January 31, 2007	1.94%
Period Ended January 31, 2006	2.17%
See accompanying Notes to Financial Statements.
F9 | EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$11.80	$12.60	$11.59	$10.00

Income (loss) from investment operations:
Net investment income[2]	.06	.35	.29	.24
Net realized and unrealized gain (loss)	(4.90)	(.65)	.94	1.49

Total from investment operations	(4.84)	(.30)	1.23	1.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.30)	(.18)	(.12)
Distributions from net realized gain	(.51)	(.20)	(.04)	(.02)

Total dividends and distributions to shareholders	(.52)	(.50)	(.22)	(.14)

Net asset value, end of period	$6.44	$11.80	$12.60	$11.59

Total Return, at Net Asset Value[3]	(41.30)%	(2.63)%	10.67%	17.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,757	$54,336	$35,652	$5,608

Average net assets (in thousands)	$52,669	$48,745	$18,874	$1,717

Ratios to average net assets:[4]
Net investment income	0.59%	2.67%	2.47%	2.62%
Total expenses[5]	0.72%	0.68%	0.69%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.68%	0.69%	0.78%

Portfolio turnover rate	5%	2%	2%	7%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	1.36%
Year Ended January 31, 2008	1.31%
Year Ended January 31, 2007	1.34%
Period Ended January 31, 2006	1.48%
See accompanying Notes to Financial Statements.
F10 | EQUITY INVESTOR FUND

Class Y Year Ended January 31,	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$11.88	$12.67	$11.61	$10.00

Income (loss) from investment operations:
Net investment income[2]	.15	.43	.29	.24
Net realized and unrealized gain (loss)	(4.96)	(.64)	1.03	1.52

Total from investment operations	(4.81)	(.21)	1.32	1.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.38)	(.22)	(.13)
Distributions from net realized gain	(.51)	(.20)	(.04)	(.02)

Total dividends and distributions to shareholders	(.59)	(.58)	(.26)	(.15)

Net asset value, end of period	$6.48	$11.88	$12.67	$11.61

Total Return, at Net Asset Value[3]	(40.84)%	(2.00)%	11.42%	17.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,070	$2,530	$2,021	$711

Average net assets (in thousands)	$2,596	$2,508	$1,267	$331

Ratios to average net assets:[4]
Net investment income	1.49%	3.25%	2.46%	2.67%
Total expenses[5]	0.03%	0.02%	0.03%	0.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.03%	0.02%	0.03%	0.27%

Portfolio turnover rate	5%	2%	2%	7%

1.	For the period from April 5, 2005 (commencement of operations) to January 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all affiliated fund expenses were as follows:

Year Ended January 31, 2009	0.67%
Year Ended January 31, 2008	0.65%
Year Ended January 31, 2007	0.68%
Period Ended January 31, 2006	0.99%
See accompanying Notes to Financial Statements.
F11 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Equity Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long term growth of capital. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing assets
F12 | EQUITY INVESTOR FUND

and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     The Underlying Funds’ investments are classified as Level 1, Level 2 or Level 3 based on the inputs used in determining their value. Investments held by the Underlying Funds are typically classified as Level 1 or Level 2.
     Fair valued assets may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. Prior to June 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F13 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based on
Undistributed	Undistributed	Accumulated	Cost of Securities and
Net Investment	Long-Term	Loss	Other Investments for
Income	Gain	Carryforward	Federal Income Tax Purposes

$1,643,821	$10,055,286	$—	$293,907,108
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for January 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Reduction
	to Accumulated	to Accumulated Net
Increase	Net Investment	Realized Gain
to Paid-in Capital	Income	on Investments[1]

$1,370,409	$354,996	$1,725,405

1.   $1,370,409 , all of which was long-term capital gain, was distributed in connection with Fund share redemptions.
F14 | EQUITY INVESTOR FUND

The tax character of distributions paid during the years ended January 31, 2009 and January 31, 2008 was as follows:

	Year Ended	Year Ended
	January 31, 2009	January 31, 2008

Distributions paid from:
Ordinary income	$1,117,011	$11,933,928
Long-term capital gain	25,337,644	8,218,083

Total	$26,454,655	$20,152,011

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$645,291,048

Gross unrealized appreciation	$—
Gross unrealized depreciation	(293,907,108)

Net unrealized depreciation	$(293,907,108)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$10,894
Payments Made to Retired Trustees	2,246
Accumulated Liability as of January 31, 2009	22,200
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s
F15 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F16 | EQUITY INVESTOR FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2009		Year Ended January 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	9,577,114	$96,269,439	10,914,889	$143,741,742
Dividends and/or distributions reinvested	1,936,747	13,421,595	830,164	10,636,288
Redeemed	(5,806,832)	(56,777,825)	(3,324,723)	(43,367,116)

Net increase	5,707,029	$52,913,209	8,420,330	$111,010,914

Class B
Sold	2,415,258	$24,043,587	2,909,331	$37,978,741
Dividends and/or distributions reinvested	539,589	3,696,157	215,120	2,734,266
Redeemed	(1,649,859)	(16,375,164)	(1,113,188)	(14,440,292)

Net increase	1,304,988	$11,364,580	2,011,263	$26,272,715

Class C
Sold	4,607,995	$44,782,206	5,030,455	$65,585,341
Dividends and/or distributions reinvested	815,080	5,575,207	304,091	3,858,873
Redeemed	(2,652,636)	(24,946,252)	(1,555,496)	(20,031,958)

Net increase	2,770,439	$25,411,161	3,779,050	$49,412,256

Class N
Sold	2,741,039	$27,060,932	2,431,824	$31,836,415
Dividends and/or distributions reinvested	367,981	2,542,752	150,827	1,926,056
Redeemed	(1,545,096)	(15,102,446)	(806,573)	(10,555,448)

Net increase	1,563,924	$14,501,238	1,776,078	$23,207,023

Class Y
Sold	230,709	$2,489,084	117,125	$1,549,814
Dividends and/or distributions reinvested	23,640	164,296	9,336	119,962
Redeemed	(147,821)	(1,422,573)	(73,009)	(936,068)

Net increase	106,528	$1,230,807	53,452	$733,708

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended January 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$122,317,383	$25,953,658
F17 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds and the Fund’s investment in IMMF. The weighted indirect management fees collected from the Underlying Funds and the Fund’s investment in IMMF as a percent of average daily net assets of the Fund for the year ended January 31, 2009 was 0.58%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended January 31, 2009, the Fund paid $1,072,714 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of
F18 | EQUITY INVESTOR FUND

such termination. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2008 for Class B, Class C and Class N shares were $1,640,529, $1,125,752 and $595,950, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

January 31, 2009	$749,026	$12,198	$171,333	$20,794	$1,908

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that “Total expenses” as a percentage of average daily net assets will not exceed the following annual rates: 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class N and Class Y, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended January 31, 2009, OFS waived $5,989 and $3,293 Class B and Class C shares, respectively. This undertaking may be amended or withdrawn at any time.
     Prior to June 1, 2008, the Manager waived fees and/or reimbursed Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended January 31, 2009, the Manager waived $159 for IMMF management fees.
5. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses
F19 | EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Recent Accounting Pronouncement Continued
derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F20 | EQUITY INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Equity Investor Fund, (one of the portfolios constituting the Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Investor Fund as of January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period April 5, 2005 (commencement of operations) to January 31, 2006, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
March 16, 2009
F21 | EQUITY INVESTOR FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
F22 | EQUITY INVESTOR FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.5037 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 31, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2009 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $6,200,759 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2009, $4,381 or 0.47% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
19 | EQUITY INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
20 | EQUITY INVESTOR FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rudi Schadt, Jerry Webman, Kurt Wolfgruber, Christopher Leavy and Alex Kurinets, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load global multi-cap core funds including fund of funds advised by other investment advisers. The Board noted that the Fund’s one-year and since inception performance were below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other global multi-cap core, global multi-cap growth and international multi-cap core funds of funds and other passively managed affiliated funds of funds with comparable asset levels and distribution features. The Board also noted that the Manager has agreed to voluntarily limit the aggregate
21 | EQUITY INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
amount of combined direct (fund of funds level) and indirect (Underlying Fund level) expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.45% for Class A, 2.20% for Class B, 2.20% for Class C, 1.70% for Class N and 1.20% for Class Y. The Manager may modify or terminate this undertaking at any time without notice to shareholders. The Board noted that the Fund’s total expenses (direct and indirect) are lower than its peer group median.
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
22 | EQUITY INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
23 | EQUITY INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 2005) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the
24 | EQUITY INVESTOR FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Continued	National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2005) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2005) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2005) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.
25 | EQUITY INVESTOR FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Peter I. Wold, Trustee (since 2005) Age: 61	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 — 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee President and Principal Executive Officer (since 2005) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Webman, Wolfgruber and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Dr. Jerry Webman, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 59	Chief Economist of the Manager (since 2006); Senior Vice President (since February 1996), Senior Investment Officer (since 1997) and Director of the Manager’s Fixed Income Investments (1997-December 2008); Senior Vice President (since May 1999) of HarbourView Asset Management Corporation. A portfolio manager and officer of 11 other portfolios in the OppenheimerFunds complex.
26 | EQUITY INVESTOR FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Kurt Wolfgruber, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 58	President (since March 2007) and Chief Investment Officer and Director (since July 2003) of the Manager; Executive Vice President of the Manager (March 2003- March 2007); Director of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc. (since June 2003) and of Tremont Capital Management, Inc. (since October 2001). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2005) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
27 | EQUITY INVESTOR FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $78,300 in fiscal 2009 and in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2009 and $256,236 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2009 and $256,236 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 01/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a) (1)  Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)  Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series
By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 03/12/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 03/12/2009

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 03/12/2009